UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08217

Name of Fund: BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniHoldings New York

Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2018

Date of reporting period: 02/28/2018

Item 1 – Report to Stockholders

FEBRUARY 28, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Maryland Municipal Bond Trust (BZM)

BlackRock Massachusetts Tax-Exempt Trust (MHE)

BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

BlackRock New Jersey Municipal Bond Trust (BLJ)

BlackRock New York Municipal Bond Trust (BQH)

BlackRock New York Municipal Income Quality Trust (BSE)

BlackRock New York Municipal Income Trust II (BFY)

BlackRock Virginia Municipal Bond Trust (BHV)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended February 28, 2018, assets with higher risk and return potential, such as stocks and high-yield bonds, continued to deliver strong performance. Faster global growth drove the equity market, while rising interest rates constrained bond returns.

Emerging market stocks posted the strongest performance, as accelerating growth in China, the second-largest economy in the world, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment. Higher prices for industrial metals also bolstered the outlook for emerging-market countries.

Rising interest rates worked against high-quality assets with more interest rate sensitivity. Consequently, the 10-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising energy prices, higher wages, and steady job growth drove expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing short-term interest rates three times during the year. In October 2017, the Fed also began to reduce its balance sheet, while setting expectations for additional rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) continued to expand their balance sheets despite nascent signs of sustained economic growth. Rising global growth and inflation, as well as limited bond supply, put steady pressure on other central banks to follow in the Fed’s footsteps. In October 2017, the ECB announced plans to cut its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus, as the country’s inflation rate remained below 2.0%.

Rising consumer confidence and improving business sentiment are driving momentum for the U.S. economy. If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it’s likely to be accompanied by rising real growth and higher wages. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018. We continue to believe the primary risks to the economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. In particular, we are closely monitoring trade protectionism and the rise of populism in Western nations.

In December 2017, Congress passed a sweeping tax reform bill. The U.S. tax overhaul is likely to accentuate the existing reflationary themes, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of February 28, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.84%	17.10%
U.S. small cap equities (Russell 2000® Index)	8.30	10.51
International equities (MSCI Europe, Australasia, Far East Index)	7.12	20.13
Emerging market equities (MSCI Emerging Markets Index)	10.58	30.51
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.58	0.99
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(5.47)	(2.54)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.18)	0.51
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(1.15)	2.32
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.11	4.18
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended February 28, 2018

Municipal Market Conditions

Municipal bonds experienced positive performance during the period alongside a favorable technical backdrop and a flattening yield curve resulting from continued Fed monetary policy normalization and benign inflation expectations. Ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in continued demand for fixed income investments. More specifically, investors favored the tax-exempt income, diversification, quality, and value of municipal bonds amid fiscal policy uncertainty, which saw tax reform ultimately lower the top individual tax rate just 2.6% while eliminating deductions and increasing demand for tax shelter. During the 12 months ended February 28, 2018, municipal bond funds experienced net inflows of approximately $30 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained elevated from a historical perspective at $389 billion (though well below the robust $445 billion issued in the prior 12-month period). Notably, issuance in December posted the highest monthly total on record at $56 billion, as issuers rushed deals to market ahead of the expected elimination of the tax-exemption for advanced refunding bonds and possibly private activity bonds (PABs). Ultimately, the final version of the Tax Cuts and Jobs Act left PABs unchanged, though the elimination of advanced refundings will likely suppress supply going forward, providing a powerful technical.	S&P Municipal Bond Index
Total Returns as of February 28, 2018
6 months: (1.15)%
12 months: 2.32%

A Closer Look at Yields

From February 28, 2017 to February 28, 2018, yields on AAA-rated 30-year municipal bonds increased by just 1 basis point (“bp”) from 3.05% to 3.06%, while 10-year rates increased by 18 bps from 2.29% to 2.47% and 5-year rates increased by 47 bps from 1.50% to 1.97% (as measured by Thomson Municipal Market Data). The municipal yield curve flattened significantly over the 12-month period with the spread between 2- and 30-year maturities flattening by 55 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds strongly outperformed U.S. Treasuries with the greatest outperformance experienced in the front and intermediate portions of the yield curve. Notably, January saw interest rates move rapidly higher alongside strong global growth and a more hawkish bias from global central banks. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of February 28, 2018, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING	5

Trust Summary as of February 28, 2018	BlackRock Maryland Municipal Bond Trust

Trust Overview

BlackRock Maryland Municipal Bond Trust’s (BZM) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income taxes and Maryland personal income taxes. The Trust seeks to achieve its investment objectives by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Maryland personal income taxes. The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the Trust’s investment adviser at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE American	BZM
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of February 28, 2018 ($13.32)(a)	4.27%
Tax Equivalent Yield(b)	7.99%
Current Monthly Distribution per Common Share(c)	$0.0474
Current Annualized Distribution per Common Share(c)	$0.5688
Economic Leverage as of February 28, 2018(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 46.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended February 28, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BZM(a)(b)	(4.57)%	(0.02)%
Lipper Other States Municipal Debt Funds(c)	(5.78)	(1.73)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•	U.S. municipal bonds lost ground during the semi-annual period, with declining prices offsetting the benefit of income. Stronger economic growth and concerns about emerging inflation pressures fueled expectations that the Fed would continue to tighten monetary policy, dampening returns across the fixed-income market.

•	Maryland benefitted from favorable economic trends and maintained its AAA rating, but the state government remained under pressure from heavy debt and pension burdens. The state’s generally higher-quality debt lagged the general market as lower-quality issues outperformed.

•	The Trust’s largest detractors were its positions in longer-dated, high-quality securities that were issued in the past two years. These bonds had longer call structures, which translated to higher durations and lower income than their lower-rated and/or shorter-call counterparts. (Duration is a measure of interest rate sensitivity; a call is when an issuer redeems a bond prior to its maturity date.)

•	Investments in shorter-maturity debt detracted from performance due to the steady increase in short-term rates throughout the period. Such securities typically have lower coupons, which increases their duration profile.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•	Holdings in non-rated high-yield securities contributed to results due to their higher yields and above-average price performance.

•	The Trust had a notable amount of positions pre-refunded, leading to price appreciation from the shortening of the bonds’ effective maturity and the implied upgrade to a AAA rating. (Bonds that are pre-refunded are backed by U.S. government securities.) This development contributed to performance in a period of rising rates, particularly in January and February.

•	The Trust’s use of leverage made a positive contribution to performance by enhancing income. However, the use of leverage also amplified the impact of falling prices.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of February 28, 2018 (continued)	BlackRock Maryland Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	02/28/18	08/31/17	Change	High	Low
Market Price	$13.32	$14.29	(6.79)%	$14.50	$13.24
Net Asset Value	14.96	15.32	(2.35)	15.42	14.96

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	02/28/18	08/31/17
Health	30%	28%
Education	20	20
Transportation	16	16
Utilities	14	14
County/City/Special District/School District	10	12
Housing	8	8
Corporate	1	1
Tobacco	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (b)

Calendar Year Ended December 31,
2018	11%
2019	7
2020	9
2021	8
2022	24

(b)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	02/28/18	08/31/17
AAA/Aaa	6%	8%
AA/Aa	32	33
A	30	30
BBB/Baa	17	17
BB/Ba	2	1
B/B	—	1
N/R	13	10

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

TRUST SUMMARY	7

Trust Summary as of February 28, 2018	BlackRock Massachusetts Tax-Exempt Trust

Trust Overview

BlackRock Massachusetts Tax-Exempt Trust’s (MHE) (the “Trust”) investment objective is to provide as high a level of current income exempt from both regular U.S. federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of shareholders’ capital. The Trust seeks to achieve its investment objective by investing primarily in Massachusetts tax-exempt obligations (including bonds, notes and capital lease obligations). The Trust invests, under normal market conditions, at least 80% of its assets in obligations that are rated investment grade at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. Under normal market conditions, the Trust invests its assets so that at least 80% of the income generated by the Trust is exempt from U.S. federal income taxes, including U.S. federal alternative minimum tax, and Massachusetts personal income taxes. The Trust invests primarily in long term municipal obligations with maturities of more than ten years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE American	MHE
Initial Offering Date	July 23, 1993
Yield on Closing Market Price as of February 28, 2018 ($13.62)(a)	4.67%
Tax Equivalent Yield(b)	8.63%
Current Monthly Distribution per Common Share(c)	$0.0530
Current Annualized Distribution per Common Share(c)	$0.6360
Economic Leverage as of February 28, 2018(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 45.9%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The monthly distribution per Common Share, declared on March 1, 2018, was decreased to $0.044 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.
(d)	Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended February 28, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MHE(a)(b)	(0.44)%	(1.61)%
Lipper Other States Municipal Debt Funds(c)	(5.78)	(1.73)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s premium to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•	U.S. municipal bonds lost ground during the semi-annual period, with declining prices offsetting the benefit of income. Stronger economic growth and concerns about emerging inflation pressures fueled expectations that the Fed would continue to tighten monetary policy, dampening returns across the fixed-income market.

•	Massachusetts experienced healthy growth trends stemming from its strong fiscal position and the high representation of companies in faster-growing sectors such as technology, health care and finance. However, the state’s municipal market lagged somewhat as its higher-quality nature was a headwind at a time in which lower-rated bonds outperformed.

•	The Trust’s largest detractors were its positions in longer-dated, high-quality securities that were issued in the past two years. These bonds had longer call structures, which translated to higher durations and lower income than their lower-rated and/or shorter-call counterparts. (Duration is a measure of interest rate sensitivity; a call is when an issuer redeems a bond prior to its maturity date.)

•	More generally, positions in higher-quality securities detracted at a time in which lower-rated bonds outperformed.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•	Positions in pre-refunded debt outperformed other market segments due to their short durations and implied AAA quality.

•	The Trust’s allocation to longer-dated securities aided performance. The yield curve flattened over the period, as yields on longer-term maturities rose less than those on shorter-dated issues (indicating outperformance). In addition, longer-term bonds’ higher income helped support their relative performance.

•	The Trust’s use of leverage made a positive contribution to results by enhancing income. However, the use of leverage also amplified the impact of falling prices.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of February 28, 2018 (continued)	BlackRock Massachusetts Tax-Exempt Trust

Market Price and Net Asset Value Per Share Summary

	02/28/18	08/31/17	Change	High	Low
Market Price	$13.62	$14.00	(2.71)%	$15.00	$13.16
Net Asset Value	13.44	13.98	(3.86)	14.03	13.44

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	02/28/18	08/31/17
Education	40%	42%
State	19	19
Health	17	14
Transportation	16	16
Housing	5	6
County/City/Special District/School District	2	2
Tobacco	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (b)

Calendar Year Ended December 31,
2018	8%
2019	13
2020	13
2021	9
2022	14

(b)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	02/28/18	08/31/17
AAA/Aaa	7%	7%
AA/Aa	55	53
A	14	21
BBB/Baa	17	16
BB/Ba	1	1
N/R	6	2

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

TRUST SUMMARY	9

Trust Summary as of February 28, 2018	BlackRock MuniHoldings New York Quality Fund, Inc.

Trust Overview

BlackRock MuniHoldings New York Quality Fund, Inc.’s (MHN) (the “Trust”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investment grade (as rated or, if unrated, considered to be of comparable quality at the time of investment by the Trust’s investment adviser) New York municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes (“New York Municipal Bonds”), except at times when, in the judgment of its investment adviser, New York Municipal Bonds of sufficient quality and quantity are unavailable for investment by the Trust. At all times, except during temporary defensive periods, the Trust invests at least 65% of its assets in New York Municipal Bonds. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations with remaining maturities of one year or more. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	MHN
Initial Offering Date	September 19, 1997
Yield on Closing Market Price as of February 28, 2018 ($12.75)(a)	4.75%
Tax Equivalent Yield(b)	9.43%
Current Monthly Distribution per Common Share(c)	$0.0505
Current Annualized Distribution per Common Share(c)	$0.6060
Economic Leverage as of February 28, 2018(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended February 28, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MHN(a)(b)	(9.04)%	(1.20)%
Lipper New York Municipal Debt Funds(c)	(6.92)	(1.73)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•	U.S. municipal bonds lost ground during the semi-annual period, with declining prices offsetting the benefit of income. Stronger economic growth and concerns about emerging inflation pressures fueled expectations that the Fed would continue to tighten monetary policy, dampening returns across the fixed-income market.

•	New York municipal bonds underperformed the national market. New issuance in the state was relatively robust compared to the nation as a whole, which contributed to the weaker performance. Unfortunately, much of the new issuance was concentrated in several large issuers in which the Fund already had positions, thereby limiting the opportunity set. New York’s overall economic trends improved, albeit at a rate slightly below the national level, but the state continued to enjoy a broad and diverse economic base. One area of potential concern was the capping of deductibility of state and local taxes due to recently enacted Federal tax-reform policies, which may reduce New York’s ability to raise taxes in the future.

•	The Trust’s allocation to zero-coupon bonds detracted from performance since their longer duration accentuated the impact of the down market. (Duration is a measure of interest rate sensitivity.)

•	Portfolio income, enhanced by leverage, made the largest positive contribution to performance. However, the use of leverage also amplified the impact of falling prices.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•	Exposure to bonds rated A and below was generally a positive contributor to performance, as lower-rated issues outperformed amid investors’ ongoing preference for higher-yielding securities.

•	The Trust’s allocation to the education and transportation sectors was also beneficial.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of February 28, 2018 (continued)	BlackRock MuniHoldings New York Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	02/28/18	08/31/17	Change	High	Low
Market Price	$12.75	$14.36	(11.21)%	$14.58	$12.69
Net Asset Value	14.40	14.93	(3.55)	15.01	14.40

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	02/28/18	08/31/17
Transportation	26%	26%
Education	18	19
County/City/Special District/School District	16	16
State	16	15
Utilities	13	12
Health	6	7
Housing	2	3
Corporate	2	1
Tobacco	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	10%
2019	7
2020	7
2021	14
2022	11

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	02/28/18	08/31/17
AAA/Aaa	16%	19%
AA/Aa	53	53
A	19	20
BBB/Baa	6	6
N/R(b)	6	2

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of February 28, 2018 and August 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 4% and 1%, respectively, of the Trust’s total investments.

TRUST SUMMARY	11

Trust Summary as of February 28, 2018	BlackRock New Jersey Municipal Bond Trust

Trust Overview

BlackRock New Jersey Municipal Bond Trust’s (BLJ) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and New Jersey gross income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may subject to the U.S. federal alternative minimum tax) and New Jersey gross income taxes. Under normal market conditions, the Trust invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On September 6, 2017, the Boards of the Trust, BlackRock New Jersey Municipal Income Trust (BNJ) and BlackRock MuniYield New Jersey Fund, Inc. (MYJ) approved the reorganizations of the Trust and BNJ with and into MYJ, with MYJ continuing as the surviving fund after the reorganization. At a joint special shareholder meeting held on March 28, 2018, the shareholders of the Trust, BNJ and MYJ approved the reorganizations, which are expected to occur on or about June 8, 2018.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE American	BLJ
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of February 28, 2018 ($13.85)(a)	5.33%
Tax Equivalent Yield(b)	10.61%
Current Monthly Distribution per Common Share(c)	$0.0615
Current Annualized Distribution per Common Share(c)	$0.7380
Economic Leverage as of February 28, 2018(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.77%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended February 28, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BLJ(a)(b)	(5.56)%	(0.43)%
Lipper New Jersey Municipal Debt Funds(c)	(6.28)	(1.09)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•	U.S. municipal bonds lost ground during the semi-annual period, with declining prices offsetting the benefit of income. Stronger economic growth and concerns about emerging inflation pressures fueled expectations that the Fed would continue to tighten monetary policy, dampening returns across the fixed-income market.

•	New Jersey bonds outperformed the national market, as sentiment remained favorable due in part to investors’ positive perception of legislation that redirected roughly $1 billion annually in lottery proceeds to the state’s pension funds. Additionally, the state reported positive tax receipts.

•	Long-term bonds outperformed short-term debt, leading to a flattening of the yield curve. In this environment, the Trust’s short duration posture contributed to relative performance. However, the Trust’s positions in short- and intermediate-term debt detracted. The Trust’s allocation to zero-coupon bonds, while limited, also detracted from performance since their longer duration accentuated the impact of the down market. (Duration is a measure of interest rate sensitivity.)

•	Reinvestment had an adverse effect on the Trust’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•	At the sector level, positions in corporate-related tax-exempt bonds contributed to performance. The tobacco sector also generated positive absolute returns due to the announcement of a potential refunding of New Jersey’s outstanding tobacco bonds, which could result in $2.9 billion high yield tobacco issues being removed from the market. The announcement created a tailwind for the sector due to the prospect of a reduced supply of liquid, high yield securities.

•	Bonds rated BBB and lower contributed to performance, as continued investor demand for higher yields helped support prices. In addition, these positions generated above-average income. Conversely, the Trust’s positions in higher-quality investments underperformed their lower-rated counterparts.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of February 28, 2018 (continued)	BlackRock New Jersey Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	02/28/18	08/31/17	Change	High	Low
Market Price	$13.85	$15.04	(7.91)%	$15.47	$13.63
Net Asset Value	15.36	15.82	(2.91)	15.97	15.36

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	02/28/18	08/31/17
Transportation	31%	31%
Education	19	19
County/City/Special District/School District	18	18
State	15	15
Health	7	8
Corporate	6	6
Tobacco	2	1
Housing	1	1
Utilities	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (b)

Calendar Year Ended December 31,
2018	8%
2019	8
2020	5
2021	11
2022	11

(b)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	02/28/18	08/31/17
AAA/Aaa	5%	5%
AA/Aa	30	38
A	21	22
BBB/Baa	34	22
BB/Ba	5	9
B/B	1	2
N/R	4	2

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

TRUST SUMMARY	13

Trust Summary as of February 28, 2018	BlackRock New York Municipal Bond Trust

Trust Overview

BlackRock New York Municipal Bond Trust’s (BQH) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income taxes and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BQH
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of February 28, 2018 ($13.51)(a)	5.24%
Tax Equivalent Yield(b)	10.40%
Current Monthly Distribution per Common Share(c)	$0.0590
Current Annualized Distribution per Common Share(c)	$0.7080
Economic Leverage as of February 28, 2018(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The monthly distribution per Common Share, declared on March 1, 2018, was decreased to $0.046 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.
(d)	Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended February 28, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BQH(a)(b)	(4.85)%	(1.59)%
Lipper New York Municipal Debt Funds(c)	(6.92)	(1.73)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•	U.S. municipal bonds lost ground during the semi-annual period, with declining prices offsetting the benefit of income. Stronger economic growth and concerns about emerging inflation pressures fueled expectations that the Fed would continue to tighten monetary policy, dampening returns across the fixed-income market.

•	New York municipal bonds underperformed the national market. New issuance in the state was relatively robust compared to the nation as a whole, which contributed to the weaker performance. Unfortunately, much of the new issuance was concentrated in several large issuers in which the Fund already had positions, thereby limiting the opportunity set. New York’s overall economic trends improved, albeit at a rate slightly below the national level, but the state continued to enjoy a broad and diverse economic base. One area of potential concern was the capping of deductibility of state and local taxes due to recently enacted Federal tax-reform policies, which may reduce New York’s ability to raise taxes in the future.

•	The Trust’s allocation to zero-coupon bonds detracted from performance since their longer duration accentuated the impact of the down market. (Duration is a measure of interest rate sensitivity.)

•	Portfolio income, enhanced by leverage, made the largest positive contribution to performance. However, the use of leverage also amplified the impact of falling prices.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•	Exposure to bonds rated A and below was generally a positive contributor to performance, as lower-rated issues outperformed amid investors’ ongoing preference for higher-yielding securities.

•	The Trust’s allocation to the education sector was also beneficial.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of February 28, 2018 (continued)	BlackRock New York Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	02/28/18	08/31/17	Change	High	Low
Market Price	$13.51	$14.55	(7.15)%	$15.65	$13.42
Net Asset Value	15.47	16.11	(3.97)	16.20	15.47

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	02/28/18	08/31/17
County/City/Special District/School District	24%	25%
Education	22	22
Transportation	17	16
Utilities	12	12
Health	10	11
State	6	6
Housing	3	3
Corporate	3	3
Tobacco	3	2

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	7%
2019	6
2020	7
2021	16
2022	11

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	02/28/18	08/31/17
AAA/Aaa	12%	14%
AA/Aa	42	48
A	28	21
BBB/Baa	6	7
BB/Ba	2	3
N/R(b)	10	7

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of February 28, 2018 and August 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents 4% and 2%, respectively, of the Trust’s total investments.

TRUST SUMMARY	15

Trust Summary as of February 28, 2018	BlackRock New York Municipal Income Quality Trust

Trust Overview

BlackRock New York Municipal Income Quality Trust’s (BSE) (the “Trust”) investment objective is to provide current income exempt from U.S. federal income tax, including the alternative minimum tax, and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing at least 80% of its managed assets in municipal obligations exempt from U.S. federal income taxes (including the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests primarily in municipal bonds that are investment grade quality at the time of investment or, if unrated, are determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BSE
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of February 28, 2018 ($12.77)(a)	4.37%
Tax Equivalent Yield(b)	8.67%
Current Monthly Distribution per Common Share(c)	$0.0465
Current Annualized Distribution per Common Share(c)	$0.5580
Economic Leverage as of February 28, 2018(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended February 28, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BSE(a)(b)	(3.62)%	(1.54)%
Lipper New York Municipal Debt Funds(c)	(6.92)	(1.73)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•	U.S. municipal bonds lost ground during the semi-annual period, with declining prices offsetting the benefit of income. Stronger economic growth and concerns about emerging inflation pressures fueled expectations that the Fed would continue to tighten monetary policy, dampening returns across the fixed-income market.

•	New York municipal bonds underperformed the national market. New issuance in the state was relatively robust compared to the nation as a whole, which contributed to the weaker performance. Unfortunately, much of the new issuance was concentrated in several large issuers in which the Fund already had positions, thereby limiting the opportunity set. New York’s overall economic trends improved, albeit at a rate slightly below the national level, but the state continued to enjoy a broad and diverse economic base. One area of potential concern was the capping of deductibility of state and local taxes due to recently enacted Federal tax-reform policies, which may reduce New York’s ability to raise taxes in the future.

•	The Trust’s allocation to zero-coupon bonds detracted from performance since their longer duration accentuated the impact of the down market. (Duration is a measure of interest rate sensitivity.)

•	Portfolio income, enhanced by leverage, made the largest positive contribution to performance. However, the use of leverage also amplified the impact of falling prices.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•	Exposure to bonds rated A and below was generally a positive contributor to performance, as lower-rated issues outperformed amid investors’ ongoing preference for higher-yielding securities.

•	The Trust’s allocation to the education sector was also beneficial.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of February 28, 2018 (continued)	BlackRock New York Municipal Income Quality Trust

Market Price and Net Asset Value Per Share Summary

	02/28/18	08/31/17	Change	High	Low
Market Price	$12.77	$13.55	(5.76)%	$13.69	$12.67
Net Asset Value	14.48	15.04	(3.72)	15.12	14.48

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	02/28/18	08/31/17
Education	24%	26%
County/City/Special District/School District	19	19
Transportation	18	16
Utilities	16	16
State	13	12
Health	7	7
Housing	2	3
Tobacco	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	5%
2019	4
2020	2
2021	12
2022	7

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	02/28/18	08/31/17
AAA/Aaa	11%	22%
AA/Aa	53	52
A	31	23
BBB/Baa	1	2
N/R(b)	4	1

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of February 28, 2018 and August 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 1%, respectively, of the Trust’s total investments.

TRUST SUMMARY	17

Trust Summary as of February 28, 2018	BlackRock New York Municipal Income Trust II

Trust Overview

BlackRock New York Municipal Income Trust II’s (BFY) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE American	BFY
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of February 28, 2018 ($13.76)(a)	5.32%
Tax Equivalent Yield(b)	10.56%
Current Monthly Distribution per Common Share(c)	$0.0610
Current Annualized Distribution per Common Share(c)	$0.7320
Economic Leverage as of February 28, 2018(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The monthly distribution per Common Share, declared on March 1, 2018, was decreased to $0.049 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.
(d)	Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended February 28, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BFY(a)(b)	(9.06)%	(1.60)%
Lipper New York Municipal Debt Funds(c)	(6.92)	(1.73)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•	U.S. municipal bonds lost ground during the semi-annual period, with declining prices offsetting the benefit of income. Stronger economic growth and concerns about emerging inflation pressures fueled expectations that the Fed would continue to tighten monetary policy, dampening returns across the fixed-income market.

•	New York municipal bonds underperformed the national market. New issuance in the state was relatively robust compared to the nation as a whole, which contributed to the weaker performance. Unfortunately, much of the new issuance was concentrated in several large issuers in which the Fund already had positions, thereby limiting the opportunity set. New York’s overall economic trends improved, albeit at a rate slightly below the national level, but the state continued to enjoy a broad and diverse economic base. One area of potential concern was the capping of deductibility of state and local taxes due to recently enacted Federal tax-reform policies, which may reduce New York’s ability to raise taxes in the future.

•	The Trust’s allocation to zero-coupon bonds detracted from performance since their longer duration accentuated the impact of the down market. (Duration is a measure of interest rate sensitivity.)

•	Portfolio income, enhanced by leverage, made the largest positive contribution to performance. However, the use of leverage also amplified the impact of falling prices.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•	Exposure to bonds rated A and below was generally a positive contributor to performance, as lower-rated issues outperformed amid investors’ ongoing preference for higher-yielding securities.

•	The Trust’s allocation to the education sector was also beneficial.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of February 28, 2018 (continued)	BlackRock New York Municipal Income Trust II

Market Price and Net Asset Value Per Share Summary

	02/28/18	08/31/17	Change	High	Low
Market Price	$13.76	$15.51	(11.28)%	$15.90	$13.69
Net Asset Value	15.08	15.71	(4.01)	15.79	15.08

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	02/28/18	08/31/17
County/City/Special District/School District	22%	23%
Transportation	18	18
Education	16	17
Utilities	14	13
State	10	9
Health	9	9
Housing	5	6
Tobacco	3	3
Corporate	3	2

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	6%
2019	8
2020	5
2021	21
2022	8

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	02/28/18	08/31/17
AAA/Aaa	15%	15%
AA/Aa	42	45
A	28	25
BBB/Baa	9	8
BB/Ba	3	2
B	1	1
N/R(b)	2	4

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of February 28, 2018 and August 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% and 2%, respectively, of the Trust’s total investments.

TRUST SUMMARY	19

Trust Summary as of February 28, 2018	BlackRock Virginia Municipal Bond Trust

Trust Overview

BlackRock Virginia Municipal Bond Trust’s (BHV) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and Virginia personal income taxes. The Trust seeks to achieve its investment objectives by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Virginia personal income taxes. The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE American	BHV
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of February 28, 2018 ($15.91)(a)	4.75%
Tax Equivalent Yield(b)	8.89%
Current Monthly Distribution per Common Share(c)	$0.0630
Current Annualized Distribution per Common Share(c)	$0.7560
Economic Leverage as of February 28, 2018(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 46.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended February 28, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BHV(a)(b)	(12.70)%	(1.28)%
Lipper Other States Municipal Debt Funds(c)	(5.78)	(1.73)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s premium to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•	U.S. municipal bonds lost ground during the semi-annual period, with declining prices offsetting the benefit of income. Stronger economic growth and concerns about emerging inflation pressures fueled expectations that the Fed would continue to tighten monetary policy, dampening returns across the fixed-income market.

•	Virginia experienced healthy economic growth, with low unemployment, favorable population trends and rising tax revenues. Still, the state’s municipal market lagged somewhat as its higher-quality nature was a headwind at a time in which lower-rated bonds outperformed.

•	The Trust’s largest detractors were its positions in longer-dated, high-quality securities that were issued in the past two years. These bonds had longer call structures, which translated to higher durations and lower income than their lower-rated and/or shorter-call counterparts. (Duration is a measure of interest rate sensitivity; a call is when an issuer redeems a bond prior to its maturity date.)

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s strategy had a positive effect on returns.

•	Positions in the high-quality housing sector outperformed as a result of their short duration characteristics. Holdings in the non-investment grade tobacco sector also contributed due to their high income and strong price performance.

•	The Trust’s weighting in high-yield bonds (those rated below investment grade) aided results given the outperformance of lower-quality issues. Conversely, positions in higher-quality securities detracted.

•	The Trust’s use of leverage made a positive contribution to performance by enhancing income. However, the use of leverage also amplified the impact of falling prices.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of February 28, 2018 (continued)	BlackRock Virginia Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	02/28/18	08/31/17	Change	High	Low
Market Price	$15.91	$18.68	(14.83)%	$19.27	$15.83
Net Asset Value	15.17	15.75	(3.68)	15.79	15.17

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	02/28/18	08/31/17
Health	28%	26%
Education	21	25
Transportation	21	19
County/City/Special District/School District	16	15
State	5	6
Housing	5	2
Tobacco	3	3
Corporate	1	1
Utilities	—	3

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	12%
2019	13
2020	14
2021	6
2022	9

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	02/28/18	08/31/17
AAA/Aaa	14%	15%
AA/Aa	46	47
A	11	12
BBB/Baa	6	4
BB/Ba	2	2
B	2	2
N/R(b)	19	18

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of February 28, 2018 and August 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 5%, respectively, of the Trust’s total investments.

TRUST SUMMARY	21

Schedule of Investments (unaudited) February 28, 2018	BlackRock Maryland Municipal Bond Trust (BZM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 141.8%

Maryland — 140.4%
Corporate — 1.9%
Maryland EDC, Refunding RB:
CNX Marine Terminals, Inc., 5.75%, 09/01/25	$320	$335,200
Potomac Electric Power Co., 6.20%, 09/01/22	250	261,153

		596,353
County/City/Special District/School District — 16.0%
County of Anne Arundel Maryland Consolidated, Refunding, Special Tax, Villages of Dorchester and Farmington Project, 5.00%, 07/01/32	500	555,670
County of Anne Arundel Maryland Consolidated, RB, Special Taxing District, Villages at Two Rivers Project, 5.25%, 07/01/44	250	251,597
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 07/01/43(a)	250	269,480
County of Howard Maryland, Tax Allocation Bonds:
Annapolis Junction Town Center Project, 6.10%, 02/15/44	250	256,117
Downtown Columbia Project, Series A, 4.50%, 02/15/47(a)	500	504,650
County of Prince George’s Maryland, Special Obligation, Remarketing, National Harbor Project, 5.20%, 07/01/34	1,398	1,403,187
State of Maryland, GO, State & Local Facilities Loan, 2nd Series B, 3.00%, 08/01/27	1,725	1,747,891

		4,988,592
Education — 30.9%
County of Anne Arundel Maryland, Refunding RB, Maryland Economic Development, Anne Arundel Community College Project:
4.00%, 09/01/27	510	533,496
3.25%, 09/01/28	360	363,456
Maryland EDC, Refunding RB:
Towson University Project, 5.00%, 07/01/37	500	530,800
University of Maryland College Park Project (AGM), 5.00%, 06/01/43	1,350	1,515,496
University of Maryland Project, 5.00%, 07/01/39	500	540,710
University Village at Sheppard Pratt, 5.00%, 07/01/33	1,000	1,052,350
Maryland Health & Higher Educational Facilities Authority, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	250	280,233
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Anne Arundel Health System, 4.00%, 07/01/39	100	101,851
Goucher College, Series A, 5.00%, 07/01/34	1,000	1,093,800
Goucher College, Series A, 4.00%, 07/01/37	500	508,165
Johns Hopkins University Project, Series A, 4.00%, 07/01/37	10	10,337
Loyola University Maryland, Series A, 5.00%, 10/01/39	900	987,390
Maryland Institute College, 4.00%, 06/01/42	500	500,055
Maryland Institute College of Art, 5.00%, 06/01/29	500	546,945
Notre Dame Maryland University, 5.00%, 10/01/42	1,000	1,059,470

		9,624,554
Health — 46.2%
City of Gaithersburg Maryland, Refunding RB, Asbury Maryland Obligation, Series B, 6.00%, 01/01/23	250	267,085
City of Rockville Maryland, RB, Ingleside at King Farm Project, Series B, 5.00%, 11/01/42	500	544,500
County of Montgomery Maryland, RB, Trinity Health Credit Group, 5.00%, 12/01/45	750	838,493
County of Montgomery Maryland, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/40	1,000	1,094,490
Maryland Health & Higher Educational Facilities Authority, RB:
Ascension Health Alliance, Series B, 5.00%, 11/15/51	1,000	1,087,850
University of Maryland Medical System Issue, 4.00%, 07/01/48	300	296,862

Security	Par (000)	Value
Health (continued)
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Anne Arundel Health System, 5.00%, 07/01/19(b)	$1,000	$1,044,160
Charlestown Community Project, 6.25%, 01/01/21(b)	1,000	1,121,060
Charlestown Community, Series A, 5.00%, 01/01/45	500	561,835
Frederick Memorial Hospital, Series A, 4.00%, 07/01/38	1,250	1,252,412
Lifebridge Health Issue, 4.13%, 07/01/47	500	509,650
Medstar Health, Inc., 5.00%, 08/15/42	1,000	1,092,490
Meritus Medical Center Issue, 5.00%, 07/01/40	1,000	1,065,560
Peninsula Regional Medical Center, 5.00%, 07/01/45	700	751,317
University of Maryland, 5.00%, 07/01/35	200	222,796
University of Maryland, 4.00%, 07/01/41	500	510,180
University of Maryland Medical System, 5.13%, 07/01/19(b)	1,000	1,046,470
University of Maryland Medical System, Series A, 5.00%, 07/01/43	1,000	1,074,540

		14,381,750
Housing — 13.0%
County of Howard Maryland Housing Commission, RB, M/F Housing:
Woodfield Oxford Square Apartments, 5.00%, 12/01/42	500	555,350
Columbia Commons Apartments, Series A, 5.00%, 06/01/44	550	586,993
Gateway Village Apartments, 4.00%, 06/01/46	500	505,940
Maryland Community Development Administration, HRB, M/F Housing, Series A, 4.05%, 07/01/42	1,220	1,235,067
Maryland Community Development Administration, RB:
M/F Housing, 3.70%, 07/01/35	500	501,545
S/F Housing, Residential, Series A, 5.05%, 09/01/39	500	509,910
S/F Housing, Residential, Series B, 4.75%, 09/01/39	150	151,189

		4,045,994
Transportation — 15.1%
Maryland Economic Development Corp., Refunding RB, Transportation Facilities Project, Series A, 5.00%, 06/01/35	100	111,813
Maryland EDC, RB(b):
Term Project, Series B, 5.75%, 06/01/20	500	545,490
Transportation Facilities Project, Series A, 5.75%, 06/01/20	500	545,490
Maryland State Department of Transportation, RB, Consolidated, 4.00%, 05/15/19(b)	1,000	1,030,400
Maryland State Transportation Authority, RB, Baltimore/Washington International Thurgood Marshall Airport Project, Series A, AMT, 4.00%, 06/01/29	1,925	1,977,148
Maryland State Transportation Authority, Refunding RB, Baltimore/Washington International Thurgood Marshall Airport Project, Series B, AMT, 5.00%, 03/01/23	445	488,851

		4,699,192
Utilities — 17.3%
City of Annapolis Maryland Water & Sewer Revenue, Refunding RB, Series A, 3.38%, 08/01/40	780	749,658
City of Baltimore Maryland, RB:
Wastewater Project, Series C, 5.00%, 07/01/38	1,000	1,115,270
Water Project, Series A, 5.00%, 07/01/43	1,000	1,108,470
City of Baltimore Maryland, Refunding RB:
Convention Center Hotel, 5.00%, 09/01/46	750	826,215
East Baltimore Research Park, Series A, 5.00%, 09/01/38	250	266,540
City of Baltimore Maryland, Tax Allocation Bonds, Center/West Development, Series A, 5.50%, 06/01/43	250	253,950
County of Montgomery Maryland, RB, Water Quality Protection Charge, Series A:
5.00%, 04/01/31	500	532,520
5.00%, 04/01/32	500	532,205

		5,384,828

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Maryland Municipal Bond Trust (BZM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Puerto Rico — 1.4%
Tobacco — 1.4%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	$450	$419,341

Total Municipal Bonds — 141.8% (Cost — $42,939,076)		44,140,604

Municipal Bonds Transferred to Tender Option Bond Trusts(c) — 14.3%

Maryland — 14.3%
Transportation — 9.7%
State of Maryland Transportation Authority, RB, Transportation Facilities Project (AGM), 5.00%, 07/01/41	3,000	3,034,125

Utilities — 4.6%
City of Baltimore Maryland, RB, Wastewater Project, Sub-Series A, 5.00%, 07/01/46	1,269	1,430,005

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 14.3% (Cost — $4,419,944)		4,464,130

Total Long-Term Investments — 156.1% (Cost — $47,359,020)		48,604,734

Security	Shares	Value
Short-Term Securities — 0.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.94%(d)(e)	233,990	$234,013

Total Short-Term Securities — 0.7% (Cost — $233,993)		234,013

Total Investments — 156.8% (Cost — $47,593,013)		48,838,747
Other Assets Less Liabilities — 1.2%		375,062
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (6.9)%		(2,138,653)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (51.1)%		(15,935,834)

Net Assets Applicable to Common Shares — 100.0%		$31,139,322

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(d)	Annualized 7-day yield as of period end.

(e)	During the period ended February 28, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 08/31/17	Net Activity	Shares Held at 02/28/18	Value at 02/28/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	233,990	233,990	$234,013	$587	$2	$20

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	9	06/20/18	$1,080	$843
Long U.S. Treasury Bond	11	06/20/18	1,578	(6,549)
5-Year U.S. Treasury Note	4	06/29/18	456	739

				$(4,967)

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Maryland Municipal Bond Trust (BZM)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$1,582	$—	$1,582

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$6,549	$—	$6,549

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended February 28, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$196,398	$—	$196,398

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$7,386	$—	$7,386

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$2,475,227

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$48,604,734	$—	$48,604,734
Short-Term Securities	234,013	—	—	234,013

	$234,013	$48,604,734	$—	$48,838,747

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$1,582	$—	$—	$1,582
Liabilities:
Interest rate contracts	(6,549)	—	—	(6,549)

	$(4,967)	$—	$—	$(4,967)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Maryland Municipal Bond Trust (BZM)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(2,134,375)	$—	$(2,134,375)
VRDP Shares at Liquidation Value	—	(16,000,000)	—	(16,000,000)

	$—	$(18,134,375)	$—	$(18,134,375)

During the six months ended February 28, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) February 28, 2018	BlackRock Massachusetts Tax-Exempt Trust (MHE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 151.6%

Massachusetts — 149.9%
County/City/Special District/School District — 3.5%
Town of Holyoke Massachusetts, GO, Refunding, 5.00%, 09/01/26	$1,000	$1,124,750

Education — 64.9%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.25%, 01/01/42	500	561,105
Foxborough Regional Charter School, Series A, 7.00%, 07/01/20(a)	250	280,020
Lesley University, Series A, 5.00%, 07/01/35	300	333,273
Lesley University, Series A, 5.00%, 07/01/37	225	248,265
Merrimack College, 5.00%, 07/01/47	550	591,839
Mount Holyoke College, Series B, 5.00%, 07/01/41	500	542,860
UMass Boston Student Housing Project, 5.00%, 10/01/48	1,000	1,082,570
Wellesley College, Series J, 5.00%, 07/01/42	1,950	2,155,608
Wentworth Institute Technology, 5.00%, 10/01/46	500	545,865
WGBH Educational Foundation, Series A (AMBAC), 5.75%, 01/01/42	650	856,615
Massachusetts Development Finance Agency, Refunding RB:
Boston University, Series P, 5.45%, 05/15/59	1,500	1,768,620
Emerson College, 5.00%, 01/01/41	500	543,610
Emerson College, Series A, 5.00%, 01/01/20(a)	185	196,507
Emerson College, Series A, 5.00%, 01/01/40	500	557,500
Emerson College, Series A, 5.00%, 01/01/40	15	15,408
Emmanuel College Issue, Series A, 5.00%, 10/01/35	250	273,700
Foxborough Regional Charter School Issue, 5.00%, 07/01/37	150	160,011
Harvard University, Series A, 5.50%, 11/15/18(a)	75	77,211
International Charter School, 5.00%, 04/15/40	1,000	1,059,470
Suffolk University, 4.00%, 07/01/39	500	503,080
Trustees of Deerfield Academy, 5.00%, 10/01/40	1,675	1,804,695
Wheelock College, Series C, 5.25%, 10/01/37	1,000	1,000,000
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 01/01/27	1,000	1,102,520
Massachusetts Educational Financing Authority, Refunding RB, Issue J, AMT, 3.50%, 07/01/33	235	226,063
Massachusetts Health & Educational Facilities Authority, RB:
Berklee College of Music, Inc., Series A, 5.00%, 10/01/37	70	70,209
Northeastern University, Series R, 5.00%, 10/01/33	225	229,309
Tufts University, Series O, 5.38%, 08/15/18(a)	1,000	1,018,470
Massachusetts Health & Educational Facilities Authority, Refunding RB:
Northeastern University, Series T-2, 5.00%, 10/01/32	500	555,145
Springfield College, 5.63%, 10/15/19(a)	500	532,700
Tufts University, Series M, 5.50%, 02/15/27	1,000	1,230,290
University of Massachusetts Building Authority, RB, Senior-Series 2, 5.00%, 11/01/39	500	553,990

		20,676,528
Health — 25.4%
Massachusetts Development Finance Agency, RB, Seven Hills Foundation Obligated Group, Series A, 5.00%, 09/01/35	750	793,500
Massachusetts Development Finance Agency, Refunding RB:
Boston Medical Center, Series E, 4.00%, 07/01/38	500	502,090
Carleton-Willard Village, 5.63%, 12/01/30	500	526,705
New Bridge Charles, Inc., 4.13%, 10/01/42(b)	550	527,401
Partners Healthcare, 5.00%, 07/01/21(a)	995	1,096,440
Partners Healthcare, 5.00%, 07/01/36	5	5,380
Umass Memorial Healthcare, 5.00%, 07/01/44	300	327,306
Massachusetts Health & Educational Facilities Authority, RB:
Cape Cod Healthcare Obligated Group, Series D (AGC), 5.00%, 11/15/19(a)	1,000	1,057,210

Security	Par (000)	Value
Health (continued)
Massachusetts Health & Educational Facilities Authority, RB (continued):
Caregroup, Series E-1, 5.00%, 07/01/18(a)	$500	$506,035
Children’s Hospital, Series M, 5.25%, 12/01/39	600	637,680
Children’s Hospital, Series M, 5.50%, 12/01/39	500	533,545
Southcoast Health Obligation Group, Series D, 5.00%, 07/01/39	500	516,575
Massachusetts Health & Educational Facilities Authority, Refunding RB, Winchester Hospital, Series H, 5.25%, 07/01/38	1,000	1,061,490

		8,091,357
Housing — 7.8%
Massachusetts HFA, RB, M/F Housing, Series A (FHA), 5.25%, 12/01/35	185	196,252
Massachusetts HFA, Refunding RB, AMT:
Series A, 4.50%, 12/01/47	500	517,305
Series C, 5.00%, 12/01/30	195	199,399
Series C, 5.35%, 12/01/42	795	814,605
Series F, 5.70%, 06/01/40	745	755,281

		2,482,842
State — 23.1%
Commonwealth of Massachusetts, GO, Series C, 5.00%, 07/01/45	1,000	1,130,690
Massachusetts Bay Transportation Authority, Refunding RB, Senior Series A, 5.25%, 07/01/29	730	900,199
Massachusetts School Building Authority, RB:
Dedicated Sales Tax, Senior Series A, 5.00%, 05/15/43	500	556,220
Series B, 5.00%, 10/15/41	1,000	1,092,140
Massachusetts State College Building Authority, RB, Series A, 5.50%, 05/01/19(a)	2,500	2,616,675
Massachusetts State College Building Authority, Refunding RB, Series B (Syncora), 5.50%, 05/01/39	825	1,070,413

		7,366,337
Transportation — 25.2%
Commonwealth of Massachusetts, RB, Series A, 5.00%, 06/15/22(a)	1,000	1,127,880
Commonwealth of Massachusetts, Refunding RB, Series A, 5.00%, 06/01/21(a)	500	551,565
Massachusetts Department of Transportation, Refunding RB, Senior Series B:
5.00%, 01/01/32	1,120	1,180,480
5.00%, 01/01/37	1,000	1,050,860
Massachusetts Port Authority, RB, AMT:
Series A, 5.00%, 07/01/42	1,000	1,091,660
Series B, 5.00%, 07/01/45	1,750	1,923,092
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.25%, 07/01/36	1,000	1,097,400

		8,022,937
Puerto Rico — 1.7%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	95	89,334
5.63%, 05/15/43	470	437,979

		527,313

Total Municipal Bonds — 151.6% (Cost — $45,536,358)		48,292,064

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Massachusetts Tax-Exempt Trust (MHE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds Transferred to Tender Option Bond Trusts(c) — 8.1%

Massachusetts — 8.1%
Health — 1.4%
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare System, 4.00%, 07/01/35	$430	$443,038

State — 6.7%
Commonwealth of Massachusetts, GO:
Series A, 5.00%, 03/01/46	1,001	1,119,770
Series G, 4.00%, 09/01/42	1,005	1,029,013

		2,148,783

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 8.1% (Cost — $2,667,754)		2,591,821

Total Long-Term Investments — 159.7% (Cost — $48,204,112)		50,883,885

Security	Shares	Value
Short-Term Securities — 0.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.94%(d)(e)	172,539	$172,556

Total Short-Term Securities — 0.6% (Cost — $172,547)		172,556

Total Investments — 160.3% (Cost — $48,376,659)		51,056,441
Other Assets Less Liabilities — 2.7%		866,966
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.2)%		(1,643,875)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (57.8)%		(18,426,095)

Net Assets Applicable to Common Shares — 100.0%		$31,853,437

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(d)	Annualized 7-day yield as of period end.

(e)	During the period ended February 28, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 08/31/17	Net Activity	Shares Held at 02/28/18	Value at 02/28/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	844,109	(671,570)	172,539	$172,556	$948	$(87)	$48

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	9	06/20/18	$1,080	$843
Long U.S. Treasury Bond	12	06/20/18	1,721	(7,144)
5-Year U.S. Treasury Note	4	06/29/18	456	658

				$(5,643)

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Massachusetts Tax-Exempt Trust (MHE)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$1,501	$—	$1,501

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$7,144	$—	$7,144

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended February 28, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$196,782	$—	$196,782

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$6,826	$—	$6,826

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$2,546,946

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$50,883,885	$—	$50,883,885
Short-Term Securities	172,556	—	—	172,556

	$172,556	$50,883,885	$—	$51,056,441

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$1,501	$—	$—	$1,501
Liabilities:
Interest rate contracts	(7,144)	—	—	(7,144)

	$(5,643)	$—	$—	$(5,643)

(a)	See above Schedule of Investments for values in each state.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Massachusetts Tax-Exempt Trust (MHE)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(1,635,858)	$—	$(1,635,858)
VRDP Shares at Liquidation Value	—	(18,500,000)	—	(18,500,000)

	$—	$(20,135,858)	$—	$(20,135,858)

During the six months ended February 28, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) February 28, 2018	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 137.0%

New York — 136.7%
Corporate — 2.8%
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 07/01/28	$820	$879,212
County of Onondaga New York Industrial Development Agency, RB, Bristol-Meyers Squibb Co. Project, AMT, 5.75%, 03/01/24	2,250	2,656,283
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	7,250	8,905,102

		12,440,597
County/City/Special District/School District — 20.6%
City of New York New York, GO, Refunding, Series E:
5.50%, 08/01/25	2,710	3,156,527
5.00%, 08/01/30	2,000	2,235,700
City of New York New York, GO:
Series A-1, 5.00%, 08/01/35	2,350	2,571,722
Sub-Series D-1, 5.00%, 10/01/33	4,175	4,576,844
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	945	1,065,951
Refunding, Fiscal 2012, Series I, 5.00%, 08/01/32	490	542,827
Refunding, Fiscal 2014, Series E, 5.00%, 08/01/32	2,000	2,248,440
City of New York New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B(a):
0.00%, 11/15/46	3,000	907,350
(AGM), 0.00%, 11/15/55	2,485	505,250
(AGM), 0.00%, 11/15/56	3,765	731,050
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	6,150	6,913,584
5.00%, 11/15/45	12,215	13,669,562
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/39(a)	1,380	602,025
Queens Baseball Stadium (AGC), 6.38%, 01/01/39	800	830,416
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/31	3,500	3,509,135
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/36	6,150	6,198,585
Yankee Stadium Project (NPFGC), 5.00%, 03/01/36	2,200	2,214,388
Yankee Stadium Project (NPFGC), 5.00%, 03/01/46	9,500	9,553,770
Counties of Buffalo & Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A, 5.25%, 05/01/31	1,000	1,101,400
Counties of Buffalo & Erie New York Industrial Development Agency, Refunding RB, City School District of Buffalo Project, 5.00%, 05/01/28	1,685	1,978,375
County of Erie New York Fiscal Stability Authority, RB, Sales Tax and State Aid Secured Refunding Bonds, Series D:
5.00%, 09/01/35	275	321,151
5.00%, 09/01/36	245	285,454
5.00%, 09/01/37	275	319,666
5.00%, 09/01/38	420	487,465
5.00%, 09/01/39	335	388,211
County of Nassau New York, GO:
Series A, 5.00%, 01/15/31	1,400	1,600,172
Series B, 5.00%, 10/01/30	70	80,235
Refunding Series B, 5.00%, 04/01/32	1,980	2,262,229
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
2nd Indenture, 5.00%, 02/15/45	3,200	3,605,440
Fiscal 2017, 5.00%, 02/15/42	4,145	4,683,850
5.00%, 02/15/37	515	586,230

Security	Par (000)	Value
County/City/Special District/School District (continued)
New York Liberty Development Corp., Refunding RB, World Trade Center Project:
4, 5.00%, 11/15/31	$1,710	$1,881,872
4, 5.00%, 11/15/44	4,000	4,355,840
7 Class 1, 4.00%, 09/15/35	885	926,294
New York Liberty Development Corp., Refunding RB, World Trade Center Project (continued):
7 Class 2, 5.00%, 09/15/43	3,430	3,731,085
5.75%, 11/15/51	1,755	1,972,655

		92,600,750
Education — 25.2%
Albany Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A:
5.00%, 12/01/30	250	275,348
5.00%, 12/01/32	100	109,569
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/20(b)	4,975	5,351,259
Build NYC Resource Corp., Refunding RB:
City University Queens College, Series A, 5.00%, 06/01/43	450	501,719
Manhattan College Project, 4.00%, 08/01/42	525	533,232
Manhattan College Project, 5.00%, 08/01/47	505	561,868
City of Albany New York Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A, 4.00%, 12/01/34	110	110,641
City of New York New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 07/01/37	1,775	2,003,318
American Museum of Natural History, 5.00%, 07/01/41	750	844,155
Carnegie Hall, 4.75%, 12/01/39	3,150	3,290,711
Carnegie Hall, 5.00%, 12/01/39	1,850	1,943,795
Wildlife Conservation Society, 5.00%, 08/01/42	2,840	3,151,775
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 09/01/40	5,535	5,840,587
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	1,000	1,095,610
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 07/01/42	985	1,121,885
4.00%, 07/01/46	1,865	1,914,665
County of Madison New York Capital Resource Corp., RB, Colgate University Project, Series B:
5.00%, 07/01/40	685	765,446
5.00%, 07/01/43	2,480	2,760,959
County of Monroe New York Industrial Development Corp., Refunding RB:
Nazareth College of Rochester Project, 4.00%, 10/01/47	295	287,395
University of Rochester Project, Series A, 5.00%, 07/01/23(b)	1,240	1,427,178
University of Rochester Project, Series A, 4.00%, 07/01/39	350	361,445
University of Rochester Project, Series D, 4.00%, 07/01/43	1,295	1,335,689

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Education (continued)
County of Onondaga New York, RB, Syracuse University Project:
5.00%, 12/01/29	$1,135	$1,252,983
5.00%, 12/01/36	1,100	1,208,086
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 07/01/37	715	771,685
5.00%, 07/01/42	445	474,904
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project:
6.00%, 09/01/34	300	337,632
5.38%, 09/01/41	125	137,404
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM)(b):
5.25%, 01/01/21	700	769,188
5.50%, 01/01/21	500	552,865
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 07/01/37	500	535,160
Dobbs Ferry Local Development Corp., RB, Mercy College Project, 5.00%, 07/01/39	750	842,768
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	1,770	1,962,682
Fordham University, Series A, 5.00%, 07/01/21(b)	175	192,722
Fordham University, Series A, 5.50%, 07/01/21(b)	1,375	1,536,343
General Purpose, Series A, 5.00%, 02/15/36	4,500	4,965,750
New School (AGM), 5.50%, 07/01/20(b)	3,265	3,551,145
New York University Mount Sinai School of Medicine, 5.13%, 07/01/19(b)	1,000	1,045,930
New York University, Series 1 (AMBAC), 5.50%, 07/01/40	3,500	4,515,910
New York University, Series B, 5.00%, 07/01/19(b)	400	418,260
New York University, Series B, 5.00%, 07/01/42	3,000	3,338,520
New York University, Series C, 5.00%, 07/01/18(b)	2,000	2,024,220
Siena College, 5.13%, 07/01/19(b)	1,345	1,408,605
State University Dormitory Facilities, Series A, 5.00%, 07/01/35	750	803,093
State University Dormitory Facilities, Series A, 5.00%, 07/01/40	1,500	1,604,055
State University Dormitory Facilities, Series A, 5.00%, 07/01/41	1,500	1,635,135
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 05/15/29	1,000	1,115,190
Barnard College, Series A, 5.00%, 07/01/34	900	1,023,336
Barnard College, Series A, 4.00%, 07/01/37	510	525,346
Barnard College, Series A, 5.00%, 07/01/43	1,500	1,674,075
Cornell University, Series A, 5.00%, 07/01/40	1,000	1,069,610
Fordham University, 5.00%, 07/01/44	1,900	2,112,914
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	1,030	1,141,024
New York University, Series A, 5.00%, 07/01/31	3,000	3,366,180
New York University, Series A, 5.00%, 07/01/37	4,180	4,666,301
Pratt Institute, 5.00%, 07/01/46	800	889,080
Rochester Institute of Technology, 4.00%, 07/01/31	1,300	1,365,338
Rochester Institute of Technology, 5.00%, 07/01/42	750	820,028
St. John’s University, Series A, 5.00%, 07/01/37	2,005	2,243,234
State University Dormitory Facilities, Series A, 5.25%, 07/01/31	4,755	5,444,523
State University Dormitory Facilities, Series A, 5.25%, 07/01/32	6,435	7,364,664
State University Dormitory Facilities, Series A, 5.00%, 07/01/42	1,490	1,629,762

Security	Par (000)	Value
Education (continued)
State of New York Dormitory Authority, Refunding RB (continued):
State University Dormitory Facilities, Series A, 5.00%, 07/01/42	$1,435	$1,630,720
State University Dormitory Facilities, Series A, 5.00%, 07/01/46	440	499,633
State University Dormitory Facilities, Series B, 5.00%, 07/01/32	500	570,645
State University Dormitory Facilities, Series B, 5.00%, 07/01/33	860	980,288
Town of Hempstead New York Local Development Corp., Refunding RB, Hofstra University Project, 5.00%, 07/01/47	1,030	1,152,034

		112,757,219
Health — 10.2%
City of New York New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 02/15/30	1,800	1,892,268
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.50%, 04/01/34	500	542,345
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B, 4.00%, 07/01/41	585	595,776
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	500	497,715
5.00%, 12/01/46	800	874,064
Series A, 5.00%, 12/01/37	1,180	1,267,686
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	5,925	6,516,671
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	460	503,226
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	1,340	1,430,825
State of New York Dormitory Authority, RB:
Health System, Series B (AGM), 5.00%, 08/15/18(b)	3,480	3,536,968
Health System, Series B (AGM), 5.00%, 02/15/33	1,020	1,036,177
Healthcare, Series A, 5.00%, 03/15/19(b)	2,250	2,333,250
New York University Hospitals Center, Series A, 5.75%, 07/01/20(b)	2,680	2,930,151
New York University Hospitals Center, Series A, 6.00%, 07/01/20(b)	1,800	1,978,254
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 05/01/19(b)	1,825	1,907,143
North Shore-Long Island Jewish Obligated Group, Series C, 4.25%, 05/01/39	1,000	1,039,160
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 05/01/39	685	711,825
State of New York Dormitory Authority, Refunding RB:
Memorial Sloan-Kettering Cancer Center, Series 1, 4.00%, 07/01/37	295	311,458
Memorial Sloan-Kettering Cancer Center, Series 1, 5.00%, 07/01/42	2,200	2,500,058
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(b)	2,000	2,196,580
North Shore-Long Island Jewish Obligated Group, Series A, 5.25%, 05/01/21(b)	7,375	8,156,307
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/32	2,645	2,980,624

		45,738,531

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Housing — 3.8%
City of New York New York Housing Development Corp., RB, M/F Housing:
Fund Grant Program, New York City Housing Authority Program, Series B1, 5.25%, 07/01/32	$6,505	$7,187,049
Fund Grant Program, New York City Housing Authority Program, Series B1, 5.00%, 07/01/33	1,375	1,496,756
Series A-1-A, AMT, 5.00%, 11/01/30	750	751,192
Series A-1-A, AMT, 5.45%, 11/01/46	1,335	1,341,355
Series H-2-A, AMT, 5.20%, 11/01/35	835	837,513
Series H-2-A, AMT, 5.35%, 05/01/41	600	603,444
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 02/15/48	1,075	1,108,680
City of Yonkers New York Industrial Development Agency, RB, Monastery Manor Associates LP Project, Series A, AMT (SONYMA), 5.25%, 04/01/37	2,000	2,005,080
State of New York HFA, RB, M/F Housing:
Affordable Series B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 11/01/42	845	863,286
St. Philip’s Housing, Series A, AMT, 4.65%, 11/15/38	1,000	1,000,550

		17,194,905
State — 17.5%
City of New York New York Transitional Finance Authority, BARB:
Fiscal 2008, Series S-1, 4.50%, 01/15/38	1,510	1,513,307
Fiscal 2009, Series S-1 (AGC), 5.50%, 07/15/38	4,000	4,060,280
Fiscal 2009, Series S-4 (AGC), 5.50%, 01/15/33	3,000	3,103,200
Fiscal 2009, Series S-4 (AGC), 5.50%, 01/15/39	1,250	1,291,787
City of New York New York Transitional Finance Authority, Refunding RB, Fiscal 2018:
Series S-1, 5.00%, 07/15/35	1,220	1,402,915
Series S-2, 5.00%, 07/15/35	1,220	1,402,915
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2014, Sub-Series A-1, 5.00%, 11/01/38	950	1,071,457
Fiscal 2014, Sub-Series B-1, 5.00%, 11/01/36	1,690	1,909,294
Fiscal 2016, Sub-Series B-1, 5.00%, 11/01/38	1,455	1,651,789
Series A-2, 5.00%, 08/01/39	2,090	2,386,341
Sub Series A-3, 5.00%, 08/01/41	4,505	5,128,087
Sub-Series B-1, 5.00%, 11/01/35	2,100	2,373,777
Sub-Series E-1, 5.00%, 02/01/38	4,470	5,082,166
Sub-Series F-1, 5.00%, 05/01/38	3,455	3,939,529
Sub-Series F-1, 5.00%, 05/01/39	4,300	4,895,722
City of New York New York Transitional Finance Authority Future Tax Secured, Refunding RB, Series C, 5.00%, 11/01/30	1,145	1,313,842
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund:
Series B, 5.00%, 11/15/19(b)	2,500	2,645,650
Sub-Series B-1, 5.00%, 11/15/31	4,000	4,546,480
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 4.00%, 10/15/32	2,070	2,241,210
State of New York Dormitory Authority, RB:
General Purpose, Series A, 5.00%, 02/15/42	7,500	8,463,150
General Purpose, Series B, 5.00%, 03/15/37	3,000	3,288,630
General Purpose, Series B, 5.00%, 03/15/42	4,600	5,031,434
Master BOCES Program Lease (AGC), 5.00%, 08/15/19(b)	250	262,600
Series B, 5.00%, 03/15/37	1,500	1,707,495
State Personal Income Tax, Series A, 5.00%, 02/15/43	495	543,827
State of New York Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/18(b)	5,000	5,107,800

Security	Par (000)	Value
State (continued)
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 03/15/32	$2,000	$2,237,220

		78,601,904
Tobacco — 2.3%
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through:
Series A, 5.00%, 06/01/41	400	432,512
Series A-2B, 5.00%, 06/01/51	765	794,261
Series B, 5.00%, 06/01/45	1,500	1,592,490
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 06/01/39	1,875	1,884,937
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 05/15/34	1,495	1,612,851
5.25%, 05/15/40	1,500	1,602,855
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	2,510	2,422,853

		10,342,759
Transportation — 38.0%
Buffalo & Fort Erie Public Bridge Authority, RB, Toll Bridge System:
5.00%, 01/01/42	970	1,089,067
5.00%, 01/01/47	325	363,577
Metropolitan Transportation Authority, RB:
Green Bonds, Series A, 5.00%, 11/15/42	3,500	3,986,640
Series A, 5.00%, 11/15/21(b)	1,000	1,116,770
Series A, 5.00%, 05/15/23(b)	3,000	3,444,120
Series A-1, 5.25%, 11/15/23(b)	1,620	1,899,515
Series A-1, 5.25%, 11/15/23(b)	1,620	1,899,515
Series B, 5.25%, 11/15/44	1,000	1,141,630
Series C, 6.50%, 11/15/28	1,155	1,196,522
Series D, 5.25%, 11/15/21(b)	440	495,308
Series E, 5.00%, 11/15/38	8,750	9,792,037
Series E, 5.00%, 11/15/43	1,000	1,116,850
Sub-Series A-1, 5.00%, 11/15/45	1,720	1,908,340
Sub-Series B, 5.00%, 11/15/23(b)	1,000	1,159,150
Metropolitan Transportation Authority, Refunding RB:
Green Bonds, CAB, Series C-2, 0.00%, 11/15/39(a)	3,380	1,430,957
Green Bonds, Climate Bond Certified, Series B-1, 5.00%, 11/15/34	1,780	2,069,553
Green Bonds, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	2,500	2,637,800
Green Bonds, Series A-1, 5.25%, 11/15/56	1,830	2,066,290
Series B, 5.00%, 11/15/37	2,010	2,273,049
Series D, 5.25%, 11/15/21(b)	1,560	1,756,092
Series D, 5.00%, 11/15/30	885	987,970
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	5,410	6,002,990
New York Liberty Development Corp., RB, World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	11,500	12,718,540
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 07/01/46	7,625	8,269,084
5.25%, 01/01/50	7,670	8,389,293
(AGM), 4.00%, 07/01/41	1,250	1,275,187
Niagara Falls Bridge Commission, Refunding RB, Toll Bridge System, Series A (AGC), 4.00%, 10/01/19	695	711,520

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Transportation (continued)
Port Authority of New York & New Jersey, ARB:
Consolidated, 163rd Series, 5.00%, 07/15/35	$2,500	$2,687,125
Consolidated, 183rd Series, 4.00%, 06/15/44	1,500	1,541,925
Special Project, JFK International Air Terminal LLC Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	19,725	20,711,842
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/33	1,000	1,112,070
179th Series, 5.00%, 12/01/38	1,390	1,570,936
Consolidated, 177th Series, AMT, 4.00%, 01/15/43	285	288,642
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	750	827,362
Consolidated, 195th Series, AMT, 5.00%, 04/01/36	1,400	1,576,554
Consolidated, 206th Series, AMT, 5.00%, 11/15/42	2,375	2,676,245
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.25%, 01/01/56	1,080	1,214,719
State of New York Thruway Authority, Refunding RB, General:
Series H (AGM), 5.00%, 01/01/37	8,500	8,521,165
Series I, 5.00%, 01/01/37	4,245	4,649,761
Series I, 5.00%, 01/01/42	4,270	4,654,215
Series J, 5.00%, 01/01/41	5,000	5,489,000
Series K, 5.00%, 01/01/29	1,750	2,011,240
Series K, 5.00%, 01/01/31	1,000	1,138,540
Series K, 5.00%, 01/01/32	1,000	1,136,540
Triborough Bridge & Tunnel Authority, RB, Series B:
5.00%, 11/15/40	940	1,069,786
5.00%, 11/15/45	820	929,601
Triborough Bridge & Tunnel Authority, Refunding RB:
General, CAB, Series B, 0.00%, 11/15/32(a)	7,670	4,618,490
General, MTA Bridges & Tunnels, Series C-2, 5.00%, 11/15/42	5,920	6,781,242
General, Remarketing, Series A, 5.00%, 11/15/36	1,000	1,115,410
General, Series A, 5.00%, 11/15/41	5,000	5,640,700
General, Series A, 5.25%, 11/15/45	1,280	1,473,306
General, Series A, 5.00%, 11/15/50	3,000	3,359,130
General, Series C, 5.00%, 11/15/18(b)	855	877,290
General, Series C, 5.00%, 11/15/38	530	542,720
Sub-Series A, 5.00%, 11/15/29	875	989,739

		170,402,661
Utilities — 16.3%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 06/15/47	2,455	2,847,898
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2010, Series FF, 5.00%, 06/15/31	1,500	1,610,145
Fiscal 2011, Series BB, 5.00%, 06/15/31	1,000	1,073,430
Fiscal 2011, Series GG, 5.00%, 06/15/43	2,070	2,245,847
Fiscal 2015, Series HH, 5.00%, 06/15/39	2,250	2,545,605
Series DD, 5.00%, 06/15/32	3,750	3,787,988
City of New York New York Water & Sewer System, RB:
2nd General Resolution, Fiscal 2017, Series DD, 5.00%, 06/15/47	3,785	4,284,469
Sub-Series BB-1, 5.00%, 06/15/46	2,250	2,561,400
County of Western Nassau New York Water Authority, RB, Series A, 5.00%, 04/01/40	1,065	1,178,454
Long Island Power Authority, RB, General, Electric Systems:
5.00%, 09/01/42	1,185	1,337,794
Series A (AGM), 5.00%, 05/01/21(b)	2,375	2,612,286
Long Island Power Authority, Refunding RB:
Electric System, Series B, 5.00%, 09/01/41	475	532,166
Electric System, Series B, 5.00%, 09/01/46	1,805	2,012,358
Electric Systems, Series A (AGC), 5.75%, 04/01/19(b)	1,000	1,045,700
General, Electric Systems, Series A (AGC), 6.00%, 05/01/19(b)	1,500	1,578,810

Security	Par (000)	Value
Utilities (continued)
State of New York Environmental Facilities Corp., RB:
Green Bond, Series CRB, Green Bond, Series CRB, Green Bond, Series C, 5.00%, 08/15/38	$1,000	$1,159,080
Green Bond, Series C, 5.00%, 08/15/36	475	552,682
Green Bond, Series C, 5.00%, 08/15/37	585	679,103
Green Bond, Series C, 5.00%, 08/15/41	965	1,113,369
Series B, Revolving Funds, Green Bonds, 5.00%, 09/15/40	3,170	3,625,592
State of New York Environmental Facilities Corp., Refunding RB:
Revolving Funds, New York City Municipal Water, Series B, 5.00%, 06/15/36	3,200	3,506,976
Series A, 5.00%, 06/15/40	1,545	1,786,283
Series A, 5.00%, 06/15/45	7,935	9,044,392
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	2,580	2,849,971
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series E, 5.00%, 12/15/41	15,490	17,536,849

		73,108,647

Total Municipal Bonds in New York		613,187,973

Guam — 0.3%
Utilities — 0.3%
Guam Power Authority, RB, Series A (AGM), 5.00%, 10/01/20(b)	1,175	1,275,274

Total Municipal Bonds — 137.0% (Cost — $588,121,349)		614,463,247

Municipal Bonds Transferred to Tender Option Bond Trusts(c) — 29.8%

New York — 29.8%
County/City/Special District/School District — 6.2%
City of New York New York, GO, Refunding, Series E, 0.00%, 08/01/29	2,000	2,321,250
City of New York New York, GO:
Sub-Series C-3 (AGC), 5.75%, 02/15/19(b)(d)	636	662,006
Sub-Series C-3 (AGC), 5.75%, 08/15/28	9,364	9,746,894
Sub-Series I-1, 5.00%, 03/01/36	2,500	2,818,713
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	2,500	2,854,425
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 02/15/47(d)	5,999	6,624,642
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 09/15/40	2,610	2,880,413

		27,908,343
Education — 4.0%
City of New York New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 08/01/33	1,981	2,219,426
State of New York Dormitory Authority, RB, State University Dormitory Facilities, New York University, Series A:
5.00%, 07/01/18(b)	5,499	5,559,593
5.25%, 07/01/19(b)	5,000	5,245,550
5.00%, 07/01/35	4,448	4,860,047

		17,884,616
State — 9.5%
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	1,650	1,804,363

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
State (continued)
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	$7,380	$8,529,976
4.00%, 10/15/32	6,000	6,496,260
State of New York Dormitory Authority, ERB, Series B, 5.75%, 03/15/19(b)	5,000	5,221,700
State of New York Dormitory Authority, RB:
General Purpose, Series C, 5.00%, 03/15/41	2,500	2,712,838
Mental Health Services Facilities, Series C, AMT (AGM), 5.40%, 02/15/33	5,458	5,551,499
Series A, 5.00%, 03/15/44	4,858	5,445,103
State of New York Dormitory Authority, Refunding RB, Series E, 5.25%, 03/15/33	4,500	5,260,972
State of New York Urban Development Corp., Refunding RB, State Personal Income Tax, Series A, 5.00%, 03/15/45	1,471	1,682,687

		42,705,398
Transportation — 5.3%
Port Authority of New York & New Jersey, Refunding ARB:
194th Series, 5.25%, 10/15/55	3,405	3,859,363
Consolidated, Series 169th, 5.00%, 10/15/25	8,005	8,746,560
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series A, 5.00%, 11/15/46	10,000	11,243,050

		23,848,973
Utilities — 4.8%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 06/15/18(b)	922	932,441
5.75%, 06/15/40	3,081	3,118,130
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 06/15/32	7,151	7,808,526
Series FF-2, 5.50%, 06/15/40	2,400	2,517,520
New York State Environmental Facilities Corp., Refunding RB, Subordinated SRF Bonds, Series 2016 A, 4.00%, 06/15/46	601	628,635

Security	Par (000)	Value
Utilities (continued)
Utility Debt Securitization Authority, Refunding RB, Restructuring:
5.00%, 12/15/36	$3,003	$3,462,193
Series B, 4.00%, 12/15/35	2,600	2,760,849

		21,228,294

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 29.8% (Cost — $130,517,425)		133,575,624

Total Long-Term Investments — 166.8% (Cost — $718,638,774)		748,038,871

	Shares
Short-Term Securities — 1.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.61%(e)(f)	6,711,948	6,712,620

Total Short-Term Securities— 1.5% (Cost — $6,712,473)		6,712,620

Total Investments — 168.3% (Cost — $725,351,247)		754,751,491
Other Assets Less Liabilities — 1.6%		7,138,430
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.7)%		(70,221,199)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (54.2)%		(243,239,500)

Net Assets Applicable to Common Shares — 100.0%		$448,429,222

(a)	Zero-coupon bond.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(d)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between September 6, 2018 to February 15, 2019, is $8,472,762. See Note 4 of the Notes to Financial Statements for details.
(e)	Annualized 7-day yield as of period end.

(f)	During the period ended February 28, 2018, investments in issuers considered to be affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 08/31/17	Net Activity	Shares Held at 02/28/18	Value at 02/28/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	3,259,019	3,452,929	6,711,948	$6,712,620	$21,656	$(163)	$197

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	148	06/20/18	$17,767	$13,868
Long U.S. Treasury Bond	161	06/20/18	23,093	(95,848)
5-Year U.S. Treasury Note	73	06/29/18	8,317	13,336

				$(68,644)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$27,204	$—	$27,204

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$95,848	$—	$95,848

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended February 28, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,789,691	$—	$2,789,691

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$165,663	$—	$165,663

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$39,104,848

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$748,038,871	$—	$748,038,871
Short-Term Securities	6,712,620	—	—	6,712,620

	$6,712,620	$748,038,871	—	$754,751,491

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$27,204	$—	$—	$27,204
Liabilities:
Interest rate contracts	(95,848)	—	—	(95,848)

	$(68,644)	$—	$—	$(68,644)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(70,007,186)	$—	$(70,007,186)
VRDP Shares at Liquidation Value	—	(243,600,000)	—	(243,600,000)

	$—	$(313,607,186)	$—	$(313,607,186)

During the six months ended February 28, 2018, there were no transfers between levels.

See notes to financial statements.

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) February 28, 2018	BlackRock New Jersey Municipal Bond Trust (BLJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 136.3%

New Jersey — 135.2%
Corporate — 10.3%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 01/01/37(a)(b)	$560	$5,880
County of Salem New Jersey Pollution Control Financing Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 06/01/29	750	789,263
New Jersey EDA, RB, Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	1,550	1,753,159
New Jersey EDA, Refunding RB:
Duke Farms Foundation Project, 4.00%, 07/01/46	185	193,543
New Jersey American Water Co., Inc. Project, Series A, AMT, 5.70%, 10/01/39	500	526,630
New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	395	420,276

		3,688,751
County/City/Special District/School District — 21.3%
City of Bayonne New Jersey, GO, Refunding, Qualified General Improvement, (BAM):
5.00%, 07/01/33	150	166,932
5.00%, 07/01/35	235	260,270
City of Margate New Jersey, GO, Refunding, Improvement(c):
5.00%, 01/15/21	230	250,893
5.00%, 01/15/21	110	119,992
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(d)	610	611,812
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	400	495,812
5.50%, 10/01/29	790	986,386
County of Hudson New Jersey Improvement Authority, RB, Harrison Parking Facility Project, Series C (AGC), 5.38%, 01/01/44	800	823,856
County of Mercer New Jersey Improvement Authority, RB, Courthouse Annex Project, 5.00%, 09/01/40	235	261,012
County of Middlesex New Jersey, COP, Refunding, Civic Square IV Redevelopment, 5.00%, 10/15/31	440	526,201
County of Union New Jersey Improvement Authority, LRB, Guaranteed Lease, Family Court Building Project, 5.00%, 05/01/42	180	197,609
Monroe Township Board of Education Middlesex County, GO, Refunding, 5.00%, 03/01/38	265	293,991
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 04/01/28	2,250	2,632,275

		7,627,041
Education — 26.4%
County of Atlantic New Jersey Improvement Authority, RB, Stockton University Atlantic City, Series A (AGM), 4.00%, 07/01/46	200	203,972
New Jersey EDA, RB:
Hatikvah International Academy Charter School Project, Series A, 5.25%, 07/01/37(d)	130	124,658
Hatikvah International Academy Charter School Project, Series A, 5.38%, 07/01/47(d)	125	118,383
School Facilities Construction (AGC), 5.50%, 12/15/18(c)	350	361,284
School Facilities Construction (AGC), 5.50%, 12/15/34	5	5,136
Team Academy Charter School Project, 6.00%, 10/01/33	455	506,101
New Jersey EDA, Refunding RB, Greater Brunswick Charter School, Inc. Project, Series A, 5.63%, 08/01/34(d)	215	217,930

Security	Par (000)	Value
Education (continued)
New Jersey Educational Facilities Authority, RB:
Higher Educational Capital Improvement Fund, Series A, 5.00%, 09/01/32	$500	$528,945
Rider University Issue, Series F, 4.00%, 07/01/42	185	178,838
Rider University Issue, Series F, 5.00%, 07/01/47	135	145,202
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 07/01/18(c)	690	698,218
Georgian Court University, Series D, 5.00%, 04/24/18(c)	150	150,813
Kean University, Series A, 5.50%, 09/01/19(c)	700	739,697
Montclair State University, Series A, 5.00%, 07/01/44	1,600	1,768,624
New Jersey Institute of Technology, Series H, 5.00%, 07/01/31	210	222,789
Ramapo College, Series B, 5.00%, 07/01/42	85	92,140
Seton Hall University, Series D, 5.00%, 07/01/38	105	115,814
Stevens Institute of Technology, Series A, 5.00%, 07/01/42	100	111,175
New Jersey Higher Education Student Assistance Authority, RB, Student Loan, Series 1A, AMT, 5.00%, 12/01/22	915	1,007,708
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/29	385	413,051
Series 1A, 5.00%, 12/01/25	90	94,039
Series 1A, 5.00%, 12/01/26	65	67,862
Series 1A, 5.25%, 12/01/32	300	312,906
Student Loan, Series 1A, 5.13%, 12/01/27	160	167,342
New Jersey Institute of Technology, RB, Series A:
5.00%, 07/01/40	500	560,455
5.00%, 07/01/45	220	245,837
Teaneck Community Charter School Project, Series A(d):
5.00%, 09/01/37	125	121,959
5.13%, 09/01/52	150	142,455

		9,423,333
Health — 9.2%
New Jersey Health Care Facilities Financing Authority, RB:
Hospitall Asset Transformation Program, Series A, 5.25%, 10/01/18(c)	390	398,830
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 07/01/18(c)	235	237,876
Robert Wood Johnson University Hospital, Series A, 5.50%, 07/01/43	230	259,157
Virtua Health, Series A (AGC), 5.50%, 07/01/38	400	418,116
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 07/01/21(c)	610	692,868
Princeton Healthcare System, 5.00%, 07/01/39	250	273,293
RWJ Barnabas Health Obligated Group, Series A, 4.00%, 07/01/43	235	239,507
St. Barnabas Health Care System, Series A, 5.63%, 07/01/21(c)	180	201,350
St. Barnabas Health Care System, Series A, 5.63%, 07/01/21(c)	505	564,898

		3,285,895
Housing — 2.0%
New Jersey Housing & Mortgage Finance Agency, RB:
M/F Housing, Series A, 4.75%, 11/01/29	370	378,902
S/F Housing, Series CC, 5.00%, 10/01/34	225	230,848
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series D, AMT, 4.25%, 11/01/37	120	120,158

		729,908
State — 22.7%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/44	870	924,645

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock New Jersey Municipal Bond Trust (BLJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
State (continued)
Garden State Preservation Trust, RB, CAB, Series B (AGM), 0.00%, 11/01/27(e)	$4,000	$2,918,120
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/25(f)	55	65,886
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/25	445	499,223
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 06/15/28	255	273,658
Cigarette Tax, 5.00%, 06/15/29	500	535,340
Cigarette Tax (AGM), 5.00%, 06/15/22	750	815,542
School Facilities Construction, Series AA, 5.50%, 06/15/19(c)	335	351,556
School Facilities Construction, Series AA, 5.50%, 12/15/29	165	171,178
School Facilities Construction, Series GG, 5.25%, 09/01/27	1,295	1,364,995
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 06/15/19(c)	200	209,250

		8,129,393
Tobacco — 1.8%
Tobacco Settlement Financing Corp., Refunding RB, Series 1A, 5.00%, 06/01/41	650	646,763

Transportation — 40.4%
Delaware River Port Authority, RB, Series D, 5.00%, 01/01/40	250	263,270
New Jersey EDA, RB, Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	1,360	1,501,671
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 07/01/22(c)	1,175	1,326,751
Series A, 5.00%, 07/01/22(c)	315	354,983
Series A, 5.00%, 01/01/35	125	141,978
Series A, 5.00%, 01/01/43	185	202,828
Series E, 5.25%, 01/01/19(c)	370	381,840
Series E, 5.00%, 01/01/45	720	797,990
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32(e)	1,250	674,125
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/30	125	136,593
Federal Highway Reimbursement Revenue Notes, Series A-2, 5.00%, 06/15/30	805	811,376
Transportation Program, Series AA, 5.00%, 06/15/38	705	735,040
Transportation Program, Series AA, 5.25%, 06/15/41	480	509,467
Transportation System, 6.00%, 12/15/38	325	334,584
Transportation System, Series A, 6.00%, 06/15/35	1,275	1,397,132
Transportation System, Series A, 5.88%, 12/15/38	555	570,834
Transportation System, Series A, 5.50%, 06/15/41	830	873,940
Transportation System, Series A (AGC), 5.63%, 12/15/28	200	205,812
Transportation System, Series AA, 5.50%, 06/15/39	425	452,782
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	450	493,556
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
166th Series, 5.25%, 07/15/36	500	546,550
172nd Series, AMT, 5.00%, 10/01/34	1,000	1,091,110
206th Series, AMT, 5.00%, 11/15/42	170	191,563
206th Series, AMT, 5.00%, 11/15/47	190	213,266
South Jersey Port Corp., Refunding ARB, Marine Terminal, Series B, AMT, 5.00%, 01/01/48	240	253,142

		14,462,183
Utilities — 1.1%
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC), 0.00%, 09/01/33(e)	650	373,347

Security	Par (000)	Value
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	$210	$197,476
5.63%, 05/15/43	200	186,374

		383,850

Total Municipal Bonds — 136.3% (Cost — $46,341,907)		48,750,464

Municipal Bonds Transferred to Tender Option Bond Trusts(g) — 31.3%

New Jersey — 31.3%
County/City/Special District/School District — 8.7%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	340	384,496
County of Union New Jersey Utilities Authority, Refunding RB, Series A, AMT:
County Deficiency Agreement, 5.00%, 06/15/41	690	752,790
Resource Recovery Facility, Covanta Union, Inc., 5.25%, 12/01/31	1,780	1,969,294

		3,106,580
Education — 6.0%
Rutgers — The State University of New Jersey, Refunding RB:
Series F, 5.00%, 05/01/19(c)	991	1,030,497
Series L, 5.00%, 05/01/43	990	1,092,000

		2,122,497
Health — 2.8%
New Jersey Health Care Facilities Financing Authority, RB, Inspira Health Obligated Group, 4.00%, 07/01/47	999	1,002,925

State — 2.9%
New Jersey EDA, RB, School Facilities Construction (AGC)(c):
6.00%, 12/15/18	986	1,021,347
6.00%, 12/15/18	14	14,453

		1,035,800
Transportation — 10.9%
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC) (AGM), 5.00%, 12/15/32	600	601,263
Series B, 5.25%, 06/15/36(h)	1,000	1,052,161
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
152nd Series, 5.25%, 11/01/35	630	633,046
169th Series, 5.00%, 10/15/41	1,501	1,620,381

		3,906,851

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.3% (Cost — $10,633,239)		11,174,653

Total Long-Term Investments — 167.6% (Cost — $56,975,146)		59,925,117

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock New Jersey Municipal Bond Trust (BLJ) (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.94%(i)(j)	82,825	$82,833

Total Short-Term Securities — 0.2% (Cost — $82,833)		82,833

Total Investments — 167.8% (Cost — $57,057,979)		60,007,950
Other Assets Less Liabilities — 1.4%		518,902
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.8)%		(6,036,088)
Loan for TOB Trust Certificates — (0.3)%		(99,820)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (52.1)%		(18,627,971)

Net Assets Applicable to Common Shares — 100.0%		$35,762,973

(a)	Issuer filed for bankruptcy and/or is in default.
(b)	Non-income producing security.
(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(e)	Zero-coupon bond.
(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(g)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(h)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expires on June 15, 2019, is $776,985. See Note 4 of the Notes to Financial Statements for details.
(i)	Annualized 7-day yield as of period end.

(j)	During the period ended February 28, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated	Shares Held at 08/31/17	Net Activity	Shares Held at 02/28/18	Value at 02/28/28	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	82,825	82,825	$82,833	$161	$(5)	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
Long U.S. Treasury Bond	8	06/20/18	$1,148	$(4,763)
10-Year U.S. Treasury Note	11	06/20/18	1,321	1,031
5-Year U.S. Treasury Note	6	06/29/18	684	986

				$(2,746)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$2,017	$—	$2,017

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$4,763	$—	$4,763

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock New Jersey Municipal Bond Trust (BLJ)

For the six months ended February 28, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$231,953	$—	$231,953

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$12,524	$—	$12,524

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$2,734,438

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$59,925,117	$—	$59,925,117
Short-Term Securities	82,833	—	—	82,833

	$82,833	$59,925,117	$—	$60,007,950

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$2,017	$—	$—	$2,017
Liabilities:
Interest rate contracts	(4,763)	—	—	(4,763)

	$(2,746)	$—	$—	$(2,746)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(6,015,711)	$—	$(6,015,711)
Loan for TOB Trust Certificates	—	(99,820)	—	(99,820)
VRDP Shares at Liquidation Value	—	(18,700,000)	—	(18,700,000)

	$—	$(24,815,531)	$—	$(24,815,531)

During the six months ended February 28, 2018, there were no transfers between levels.

See notes to financial statements.

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) February 28, 2018	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 137.6%

New York — 136.5%
Corporate — 4.3%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 01/01/35(a)	$100	$107,341
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 07/01/28	690	739,825
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 09/01/32	100	102,539
County of Onondaga New York Industrial Development Agency, RB, Bristol-Meyers Squibb Co. Project, AMT, 5.75%, 03/01/24	250	295,143
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	210	257,941
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42(a)	375	375,232

		1,878,021
County/City/Special District/School District — 31.8%
City of New York New York, GO, Refunding:
Series E, 5.50%, 08/01/25	150	174,715
Series J, 5.00%, 08/01/32	500	571,095
City of New York New York, GO:
Series A-1, 4.75%, 08/15/25	500	507,370
Series D, 5.38%, 06/01/32	15	15,053
Series G-1, 6.25%, 12/15/31	5	5,192
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	245	276,358
Sub-Series G-1, 6.25%, 12/15/18(b)	245	254,251
Sub-Series G-1, 5.00%, 04/01/29	250	276,347
Sub-Series I-1, 5.38%, 04/01/19(b)	115	119,732
Sub-Series I-1, 5.38%, 04/01/36	20	20,801
City of New York New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55(c)	500	101,660
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	1,110	1,247,818
5.00%, 11/15/45	670	749,784
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/41(c)	4,155	1,622,860
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/42(c)	500	185,280
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/43(c)	2,000	704,160
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/45(c)	950	304,437
(AMBAC), 5.00%, 01/01/39	325	327,515
Queens Baseball Stadium (AGC), 6.38%, 01/01/39	100	103,802
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/46	175	176,158
Yankee Stadium Project (NPFGC), 5.00%, 03/01/46	175	175,990
County of Erie New York Fiscal Stability Authority, RB, Sales Tax and State Aid Secured Refunding Bonds, Series D:
5.00%, 09/01/35	25	29,196
5.00%, 09/01/36	25	29,128
5.00%, 09/01/37	25	29,061
5.00%, 09/01/38	40	46,425
5.00%, 09/01/39	35	40,559

Security	Par (000)	Value
County/City/Special District/School District (continued)
County of Nassau New York, GO:
Series A, 5.00%, 01/15/31	$250	$285,745
Refunding Series B, 5.00%, 04/01/32	190	217,083
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
2nd Indenture, 5.00%, 02/15/45	125	140,838
Fiscal 2017, 5.00%, 02/15/42	405	457,650
5.00%, 02/15/37	50	56,916
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 07/15/47	1,350	1,446,552
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	285	304,713
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	120	131,084
4 World Trade Center Project, 5.00%, 11/15/31	750	825,382
7 World Trade Center Project, Class 1, 4.00%, 09/15/35	320	334,931
7 World Trade Center Project, Class 2, 5.00%, 09/15/43	500	543,890
7 World Trade Center Project, Class 3, 5.00%, 03/15/44	520	552,334
World Trade Center Project, 5.75%, 11/15/51	340	382,167

		13,774,032
Education — 35.4%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/20(b)	140	150,588
Build NYC Resource Corp., Refunding RB:
City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 06/01/38	250	279,487
Ethical Culture Fieldston School Project, 5.00%, 06/01/32	450	502,929
Manhattan College Project, 5.00%, 08/01/35	120	135,664
Packer Collegiate Institute Project, 5.00%, 06/01/40	310	339,521
City of New York New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 01/01/39	250	256,498
City of New York New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 07/01/37	110	124,149
Carnegie Hall, 4.75%, 12/01/39	400	417,868
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
Series A, 5.13%, 09/01/40	610	643,678
Series B, 4.00%, 08/01/35	110	112,775
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 06/01/19(b)	250	263,555
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, The Charter School for Applied Technologies Project, Series A, 5.00%, 06/01/35	55	58,038
County of Cattaraugus New York, RB, St. Bonaventure University Project, 5.00%, 05/01/39	60	65,130
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 07/01/42	100	113,897
4.00%, 07/01/46	185	189,927
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project(b):
5.00%, 07/01/21	110	121,327
5.00%, 07/01/21	390	431,492
Series A, 5.00%, 07/01/21	500	553,195
County of Monroe New York Industrial Development Corp., Refunding RB:
Nazareth College of Rochester Project, 4.00%, 10/01/47	25	24,356
University of Rochester Project, Series A, 5.00%, 07/01/23(b)	120	138,114
University of Rochester Project, Series D, 4.00%, 07/01/43	125	128,928

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Education (continued)
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 03/01/20(b)	$200	$212,172
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 01/01/21(b)	100	110,573
Geneva Development Corp., Refunding RB, Hobart & William Smith Colleges, 5.25%, 09/01/44	160	179,411
State of New York Dormitory Authority, RB:
5.00%, 03/15/30	500	585,070
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	300	332,658
Education, Series B, 5.75%, 03/15/19(b)	300	313,407
New York University, Series 1 (AMBAC) (BHAC), 5.50%, 07/01/31	245	299,662
New York University, Series B, 5.00%, 07/01/42	500	556,420
State University Dormitory Facilities, Series A, 5.00%, 07/01/19(b)	150	156,848
Teachers College, Series B, 5.00%, 07/01/42	750	820,027
Touro College & University System, Series A, 5.25%, 01/01/34	250	274,935
Touro College & University System, Series A, 5.50%, 01/01/39	500	553,625
University of Rochester, Series A, 5.13%, 07/01/19(b)	185	193,497
University of Rochester, Series A, 5.75%, 07/01/19(b)	150	158,118
University of Rochester, Series A, 5.13%, 07/01/39	30	31,346
University of Rochester, Series A, 5.75%, 07/01/39	25	26,374
State of New York Dormitory Authority, Refunding RB:
Barnard College, Series A, 5.00%, 07/01/34	100	113,704
Brooklyn Law School, 5.75%, 07/01/33	125	130,061
Cornell University, Series A, 5.00%, 07/01/40	150	160,442
Fordham University, 5.00%, 07/01/44	340	378,100
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	345	382,188
New York University, Series A, 5.00%, 07/01/37	445	496,771
New York University, Series A, 5.00%, 07/01/42	1,750	1,947,470
Skidmore College, Series A, 5.00%, 07/01/28	250	273,365
State University Dormitory Facilities, Series A, 5.25%, 07/01/30	350	401,131
State University Dormitory Facilities, Series A, 5.25%, 07/01/32	350	400,564
State University Dormitory Facilities, Series A, 5.00%, 07/01/46	190	215,751
Teachers College, 5.50%, 03/01/19(b)	350	364,017
Town of Hempstead New York Local Development Corp., Refunding RB:
Adelphi University Project, 5.00%, 10/01/34	105	117,586
Hofstra University Project, 5.00%, 07/01/47	100	111,848

		15,348,257
Health — 16.7%
Counties of Buffalo & Erie New York Industrial Land Development Corp., RB, Catholic Health System Obligation, 5.25%, 07/01/35	500	553,395
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A (AGM), 5.75%, 07/01/30	350	382,921
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	130	130,071
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	100	99,543
5.00%, 12/01/46	160	174,813
Series A, 5.00%, 12/01/37	370	397,495

Security	Par (000)	Value
Health (continued)
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	$275	$302,461
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	80	87,518
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	1,030	1,099,813
Series B, 6.00%, 11/01/20(b)	175	194,367
Series B, 6.00%, 11/01/30	25	27,173
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project, 5.00%, 01/01/34	500	536,720
State of New York Dormitory Authority, RB:
Mental Health Services (AGM), 5.00%, 08/15/18(b)	5	5,082
Mental Health Services (AGM), 5.00%, 02/15/22	25	25,416
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 07/01/19(b)	185	195,745
New York University Hospitals Center, Series A, 5.75%, 07/01/20(b)	220	240,535
North Shore-Long Island Jewish Obligated Group, Series A, 5.75%, 05/01/19(b)	500	523,940
State of New York Dormitory Authority, Refunding RB:
Memorial Sloan-Kettering Cancer Center, Series 1, 4.00%, 07/01/37	25	26,395
Memorial Sloan-Kettering Cancer Center, Series 1, 5.00%, 07/01/42	205	232,960
Miriam Osborn Memorial Home Association, 5.00%, 07/01/29	290	300,040
Mount Sinai Hospital, Series A, 5.00%, 07/01/26	315	335,239
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(b)	1,000	1,098,290
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 05/01/33	250	259,247

		7,229,179
Housing — 5.5%
City of New York New York Housing Development Corp., RB, M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 07/01/32	735	812,065
5.00%, 07/01/33	250	272,138
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 02/15/48	500	515,665
County of Onondaga New York Trust for Cultural Resources, Refunding RB, Abby Lane Housing Corporation Project, 5.00%, 05/01/40	135	148,748
State of New York HFA, RB:
Affordable Housing, Series E (SONYMA), 4.15%, 11/01/47	165	168,432
M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 02/15/39	490	491,759

		2,408,807
State — 5.9%
City of New York New York Transitional Finance Authority, Refunding RB, Fiscal 2018:
Series S-1, 5.00%, 07/15/35	115	132,242
Series S-2, 5.00%, 07/15/35	115	132,242
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
Sub-Series B-1, 5.00%, 11/01/35	200	226,074
Sub-Series F-1, 5.00%, 05/01/38	325	370,578
Sub-Series F-1, 5.00%, 05/01/39	135	153,703

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
State (continued)
State of New York, GO, Series A, 5.00%, 02/15/39	$250	$257,738
State of New York Dormitory Authority, RB, General Purpose, Series A, 5.00%, 02/15/42	500	564,210
State of New York Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 02/15/38	370	422,410
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 03/15/30	250	280,532

		2,539,729
Tobacco — 3.8%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	200	206,134
Counties of New York Tobacco Trust VI, Refunding RB:
Settlement Pass-Through Turbo, Series C, 4.00%, 06/01/51	400	370,196
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	340	353,005
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 06/01/39	75	75,397
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 05/15/40	170	181,657
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	250	241,320
Westchester Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 5.13%, 06/01/51	200	204,194

		1,631,903
Transportation — 23.4%
Buffalo & Fort Erie Public Bridge Authority, RB, Toll Bridge System, 5.00%, 01/01/42	120	134,730
County of Albany Airport Authority, Refunding RB, AMT, Series B:
4.00%, 12/15/34	235	236,441
4.00%, 12/15/35	120	120,364
Metropolitan Transportation Authority, RB:
Series A, 5.63%, 11/15/18(b)	45	46,369
Series C, 6.50%, 11/15/28	130	134,674
Series D, 5.25%, 11/15/21(b)	220	247,654
Sub-Series A-1, 5.00%, 11/15/45	165	183,067
Metropolitan Transportation Authority, Refunding RB:
Green Bonds, CAB, Series C-2, 0.00%, 11/15/39(c)	320	135,475
Green Bonds, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	200	211,024
Series D, 5.25%, 11/15/21(b)	780	878,046
Series D, 5.25%, 11/15/23(b)	170	199,332
Series D, 5.25%, 11/15/23(b)	250	293,135
Series D, 5.25%, 11/15/23(b)	250	293,135
Series F, 5.00%, 11/15/30	500	558,175
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	450	499,324
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.25%, 01/01/50	165	180,474
(AGM), 4.00%, 07/01/41	150	153,023
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/31	690	730,531
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	500	548,395

Security	Par (000)	Value
Transportation (continued)
Port Authority of New York & New Jersey, Refunding ARB:
179th Series, 5.00%, 12/01/38	$150	$169,525
Consolidated, 195th Series, AMT, 5.00%, 04/01/36	250	281,527
Consolidated, 206th Series, AMT, 5.00%, 11/15/42	225	253,539
Port Authority of New York & New Jersey, Refunding RB, 178th Series, AMT, 5.00%, 12/01/32	270	300,712
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.25%, 01/01/56	370	416,154
State of New York Thruway Authority, Refunding RB, General:
2nd Highway & Bridge Trust, Series A, 5.00%, 04/01/32	1,000	1,112,410
Series I, 5.00%, 01/01/37	440	481,954
Series I, 5.00%, 01/01/42	140	152,597
Series J, 5.00%, 01/01/41	250	274,450
Triborough Bridge & Tunnel Authority, RB, Series B, 5.00%, 11/15/40	140	159,330
Triborough Bridge & Tunnel Authority, Refunding RB, General:
MTA Bridges & Tunnels, Series C-2, 5.00%, 11/15/42	385	441,010
Series A, 5.25%, 11/15/45	275	316,530

		10,143,106
Utilities — 9.7%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 06/15/47	120	139,205
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 06/15/39	250	282,845
City of New York New York Water & Sewer System, RB, 2nd General Resolution, Fiscal 2017, Series DD, 5.00%, 06/15/47	135	152,815
Long Island Power Authority, RB, General, Electric Systems:
5.00%, 09/01/42	110	124,183
Series A (AGM), 5.00%, 05/01/21(b)	225	247,480
Series C (CIFG), 5.25%, 09/01/29	500	599,010
Long Island Power Authority, Refunding RB, Electric System:
Series A, 5.50%, 04/01/19(b)	100	104,193
Series B, 5.00%, 09/01/41	50	56,017
Series B, 5.00%, 09/01/46	210	234,125
State of New York Environmental Facilities Corp., RB, Green Bond, Series C, 5.00%, 08/15/37	285	330,845
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	600	662,784
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series E, 5.00%, 12/15/41	1,115	1,262,336

		4,195,838

Puerto Rico — 1.1%
Tobacco — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	500	465,935

Total Municipal Bonds — 137.6% (Cost — $55,654,134)		59,614,807

Municipal Bonds Transferred to Tender Option Bond Trusts(d) — 25.7%

New York — 25.7%
County/City/Special District/School District — 7.5%
City of New York New York, GO, Sub-Series I-1, 5.00%, 03/01/36	250	281,871
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	300	342,531

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
County/City/Special District/School District (continued)
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 02/15/47(e)	$700	$772,875
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	630	695,618
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 09/15/40	1,050	1,158,787

		3,251,682
State — 3.9%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 01/15/39	500	515,101
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	825	902,182
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	255	294,735

		1,712,018
Transportation — 3.8%
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	360	408,038
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 03/15/31	600	661,848
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series A, 5.00%, 11/15/46	500	562,153

		1,632,039
Utilities — 10.5%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 06/15/18(b)	93	94,292
5.75%, 06/15/40	312	315,317
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 06/15/32	990	1,081,357
Fiscal 2012, Series BB, 5.00%, 06/15/44	1,500	1,637,160
New York State Environmental Facilities Corp., Refunding RB, Subordinated SRF Bonds, Series 2016 A, 4.00%, 06/15/46	511	534,340

Security	Par (000)	Value
Utilities (continued)
Utility Debt Securitization Authority, Refunding RB, Restructuring:
5.00%, 12/15/36	$496	$571,262
Series B, 4.00%, 12/15/35	280	297,322

		4,531,050

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 25.7% (Cost — $10,780,742)		11,126,789

Total Long-Term Investments — 163.3% (Cost — $66,434,876)		70,741,596

	Shares
Short-Term Securities — 0.8%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.94%(f)(g)	354,279	354,314

Total Short-Term Securities — 0.8% (Cost — $354,281)		354,314

Total Investments — 164.1% (Cost — $66,789,157)		71,095,910
Other Assets Less Liabilities — 1.7%		758,542
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.1)%		(6,542,491)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (50.7)%		(21,995,460)

Net Assets Applicable to Common Shares — 100.0%		$43,316,501

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(e)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on February 15, 2019, is $370,682.
(f)	Annualized 7-day yield as of period end.

(g)	During the period ended February 28, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 08/31/17	Net Activity	Shares Held at 02/28/18	Value at 02/28/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	225,260	129,019	354,279	$354,314	$2,507	$(35)	$33

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub classifications for reporting ease.

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock New York Municipal Bond Trust (BQH)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	11	06/20/18	$1,321	$1,031
Long U.S. Treasury Bond	18	06/20/18	2,582	(10,716)
5-Year U.S. Treasury Note	9	06/29/18	1,025	1,682

				$(8,003)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$2,713	$—	$2,713

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$10,716	$—	$10,716

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended February 28, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$273,365	$—	$273,365

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$15,615	$—	$15,615

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$3,922,105

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock New York Municipal Bond Trust (BQH)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$70,741,596	$—	$70,741,596
Short-Term Securities	354,314	—	—	354,314

	$354,314	$70,741,596	$—	$71,095,910

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$2,713	$—	$—	$2,713
Liabilities:
Interest rate contracts	(10,716)	—	—	(10,716)

	$(8003)	$—	$—	$(8,003)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(6,521,464)	$—	$(6,521,464)
VRDP Shares at Liquidation Value	—	(22,100,000)	—	(22,100,000)

	$—	$(28,621,464)	$—	$(28,621,464)

During the six months ended February 28, 2018, there were no transfers between levels.

See notes to financial statements.

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) February 28, 2018	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 122.4%

New York — 122.4%
Corporate — 0.5%
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	$355	$436,043

County/City/Special District/School District — 16.1%
City of New York New York, GO, Refunding, Series E:
5.50%, 08/01/25	725	844,458
5.00%, 08/01/30	1,000	1,117,850
City of New York New York, GO:
Series A-1, 5.00%, 08/01/35	200	218,870
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	440	496,316
City of New York New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55(a)	1,000	203,320
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	1,335	1,500,754
5.00%, 11/15/45	1,250	1,398,850
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/39(a)	1,000	436,250
Queens Baseball Stadium (AGC), 6.38%, 01/01/39	150	155,703
Counties of Buffalo & Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A, 5.25%, 05/01/31	200	220,280
Counties of Buffalo & Erie New York Industrial Development Agency, Refunding RB, City School District of Buffalo Project, 5.00%, 05/01/28	565	663,372
County of Erie New York Fiscal Stability Authority, RB, Sales Tax and State Aid Secured Refunding Bonds, Series D:
5.00%, 09/01/35	60	70,069
5.00%, 09/01/36	50	58,256
5.00%, 09/01/37	60	69,745
5.00%, 09/01/38	90	104,457
5.00%, 09/01/39	70	81,119
County of Nassau New York, GO, Refunding Series B, 5.00%, 04/01/32	420	479,867
Haverstraw-Stony Point Central School District, GO, Refunding, 5.00%, 10/15/36	240	268,994
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	615	684,919
5.75%, 02/15/47	385	421,317
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
2nd Indenture, 5.00%, 02/15/45	465	523,915
Fiscal 2017, 5.00%, 02/15/42	875	988,750
New York Liberty Development Corp., Refunding RB, World Trade Center Project:
4, 5.00%, 11/15/31	1,000	1,100,510
4, 5.00%, 11/15/44	1,250	1,361,200
7 Class 1, 4.00%, 09/15/35	1,100	1,151,326
5.75%, 11/15/51	545	612,591

		15,233,058
Education — 35.3%
Build NYC Resource Corp., Refunding RB:
City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 06/01/38	250	279,488
Ethical Culture Fieldston School Project, 5.00%, 06/01/33	300	334,053
Ethical Culture Fieldston School Project, 5.00%, 06/01/35	350	387,345
Manhattan College Project, 5.00%, 08/01/35	260	293,938
Manhattan College Project, 5.00%, 08/01/47	135	150,202

Security	Par (000)	Value
Education (continued)
Build NYC Resource Corp., Refunding RB (continued):
Packer Collegiate Institute Project, 5.00%, 06/01/40	$690	$755,709
City of Albany New York Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A:
5.00%, 12/01/33	175	190,974
4.00%, 12/01/34	130	130,758
City of New York New York Trust for Cultural Resources, Refunding RB:
American Museum of Natural History, Series A, 5.00%, 07/01/37	440	496,597
American Museum of Natural History, Series A, 5.00%, 07/01/41	500	562,770
Museum of Modern Art, Series 1A, 5.00%, 10/01/18(b)	700	715,092
Wildlife Conservation Society, Series A, 5.00%, 08/01/42	410	455,010
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
Series A, 5.13%, 09/01/40	1,645	1,735,820
Series B, 4.00%, 08/01/35	230	235,803
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 07/01/42	195	222,099
4.00%, 07/01/46	375	384,986
County of Madison New York Capital Resource Corp., Refunding RB, Colgate University Project, Series A, 4.50%, 07/01/39	1,500	1,602,390
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 07/01/21(b)	500	553,195
County of Monroe New York Industrial Development Corp., Refunding RB:
Nazareth College of Rochester Project, 4.00%, 10/01/47	60	58,453
University of Rochester Project, Series A, 5.00%, 07/01/23(b)	400	460,380
University of Rochester Project, Series D, 4.00%, 07/01/43	265	273,326
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 07/01/37	180	194,270
5.00%, 07/01/42	115	122,728
County of Schenectady New York Capital Resource Corp., Refunding RB, Union College, 5.00%, 07/01/32	500	551,635
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 01/01/21(b)	250	276,433
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 07/01/37	1,000	1,070,320
Dobbs Ferry Local Development Corp., RB, Mercy College Project:
5.00%, 07/01/39	1,000	1,123,690
5.00%, 07/01/44	500	560,000
State of New York Dormitory Authority, RB:
5.00%, 03/15/30	1,000	1,170,140
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	300	332,658
Education, Series B, 5.75%, 03/15/19(b)	600	626,814
Fordham University, Series A, 5.00%, 07/01/21(b)	500	550,635
New School (AGM), 5.50%, 07/01/20(b)	350	380,674
New York University, Series B, 5.00%, 07/01/37	500	558,170
New York University, Series C, 5.00%, 07/01/18(b)	1,000	1,012,110
Rochester Institute of Technology, 5.00%, 07/01/40	550	586,207
State University Dormitory Facilities, Series A, 5.00%, 07/01/40	600	641,622
State University Dormitory Facilities, Series A, 5.00%, 07/01/41	1,000	1,090,090

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Education (continued)
State of New York Dormitory Authority, Refunding RB:
Barnard College, Series A, 5.00%, 07/01/34	$200	$227,408
Barnard College, Series A, 5.00%, 07/01/43	2,960	3,303,508
Cornell University, Series A, 5.00%, 07/01/40	250	267,403
Fordham University, 5.00%, 07/01/44	640	711,718
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	1,380	1,528,750
New York University, Series A, 5.00%, 07/01/37	745	831,673
Pratt Institute, Series A, 5.00%, 07/01/44	500	547,880
State University Dormitory Facilities, Series A, 5.25%, 07/01/30	1,500	1,719,135
State University Dormitory Facilities, Series A, 5.25%, 07/01/32	600	686,682
State University Dormitory Facilities, Series A, 5.00%, 07/01/42	450	492,210
State University Dormitory Facilities, Series A, 5.00%, 07/01/46	375	425,824
State University Dormitory Facilities, Series B, 5.00%, 07/01/32	545	622,003
Town of Hempstead New York Local Development Corp., Refunding RB:
Adelphi University Project, 5.00%, 10/01/34	310	347,160
Adelphi University Project, 5.00%, 10/01/35	310	349,134
Hofstra University Project, 5.00%, 07/01/47	100	111,848

		33,298,920
Health — 11.5%
Counties of Buffalo & Erie New York Industrial Land Development Corp., RB, Catholic Health System Obligation, 5.25%, 07/01/35	500	553,395
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.50%, 04/01/30	500	542,345
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	200	199,086
5.00%, 12/01/46	320	349,626
Series A, 5.00%, 12/01/37	850	913,163
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	725	797,398
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	150	164,096
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	895	955,663
State of New York Dormitory Authority, RB:
Mental Health Services (AGM), 5.00%, 08/15/18(b)	5	5,082
Mental Health Services (AGM), 5.00%, 08/15/18(b)	5	5,082
Mental Health Services (AGM), 5.00%, 02/15/22	80	81,331
Mental Health Services, 2nd Series (AGM), 5.00%, 08/15/18(b)	5	5,082
New York University Hospitals Center, Series A, 6.00%, 07/01/20(b)	250	274,758
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 05/01/39	500	519,580
State of New York Dormitory Authority, Refunding RB:
Memorial Sloan-Kettering Cancer Center, Series 1, 4.00%, 07/01/37	60	63,347
Memorial Sloan-Kettering Cancer Center, Series 1, 5.00%, 07/01/42	450	511,376
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(b)	750	823,717
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(b)	750	823,717

Security	Par (000)	Value
Health (continued)
State of New York Dormitory Authority, Refunding RB (continued):
North Shore-Long Island Jewish Obligated Group, Series A, 5.25%, 05/01/21(b)	$1,840	$2,034,930
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/43	1,140	1,256,018

		10,878,792
Housing — 3.9%
City of New York New York Housing Development Corp., RB, M/F Housing, Series B1:
Fund Grant Program, New York City Housing Authority Program, 5.25%, 07/01/32	915	1,010,938
Fund Grant Program, New York City Housing Authority Program, 5.00%, 07/01/33	400	435,420
5.25%, 07/01/30	750	836,438
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 02/15/48	500	515,665
County of Onondaga New York Trust for Cultural Resources, Refunding RB, Abby Lane Housing Corporation Project, 5.00%, 05/01/40	445	490,319
State of New York HFA, RB:
Affordable Housing, Series E (SONYMA), 4.15%, 11/01/47	330	336,864
Affordable M/F Housing, Series B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 11/01/42	110	112,380

		3,738,024
State — 14.6%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4 (AGC), 5.50%, 01/15/33	1,000	1,034,400
City of New York New York Transitional Finance Authority, Refunding RB, Fiscal 2018:
Series S-1, 5.00%, 07/15/35	250	287,483
Series S-2, 5.00%, 07/15/35	250	287,483
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
Sub-Series B-1, 5.00%, 11/01/35	425	480,407
Sub-Series E-1, 5.00%, 02/01/38	910	1,034,625
Sub-Series F-1, 5.00%, 05/01/38	705	803,869
Sub-Series F-1, 5.00%, 05/01/39	300	341,562
City of New York New York Transitional Finance Authority Future Tax Secured, Refunding RB, Series C, 5.00%, 11/01/30	590	677,001
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund:
Series B, 5.00%, 11/15/19(b)	540	571,460
Sub-Series B-1, 5.00%, 11/15/31	750	852,465
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	750	867,180
State of New York Dormitory Authority, RB:
General Purpose, Series A, 5.00%, 02/15/42	500	564,210
General Purpose, Series B, 5.00%, 03/15/37	1,000	1,096,210
General Purpose, Series B, 5.00%, 03/15/42	1,400	1,531,306
Sales Tax, Series A, 5.00%, 03/15/37	100	114,958
Series A, 5.00%, 03/15/36	440	504,051
State of New York Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/18(b)	1,000	1,021,560
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C:
5.00%, 03/15/30	500	561,065
5.00%, 03/15/32	1,000	1,118,610

		13,749,905

48	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Tobacco — 1.3%
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through:
Series A-2B, 5.00%, 06/01/51	$270	$280,327
Series B, 5.00%, 06/01/45	300	318,498
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 05/15/40	290	309,885
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	295	284,758

		1,193,468
Transportation — 25.4%
Buffalo & Fort Erie Public Bridge Authority, RB, Toll Bridge System, 5.00%, 01/01/42	265	297,529
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/21(b)	575	642,143
Series A-1, 5.25%, 11/15/23(b)	270	316,586
Series C, 6.50%, 11/15/28	145	150,213
Series D, 5.25%, 11/15/21(b)	440	495,308
Series E, 5.00%, 11/15/38	650	727,408
Sub-Series A-1, 5.00%, 11/15/45	350	388,325
Metropolitan Transportation Authority, Refunding RB:
Green Bonds, CAB, Series C-2, 0.00%, 11/15/39(a)	690	292,118
Green Bonds, Climate Bond Certified, Series B-1, 5.00%, 11/15/34	365	424,375
Green Bonds, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	500	527,560
Series B, 5.00%, 11/15/37	1,110	1,255,266
Series D, 5.25%, 11/15/21(b)	1,560	1,756,092
Series D, 5.25%, 11/15/23(b)	750	879,405
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A:
5.00%, 11/15/56	1,345	1,492,425
5.00%, 11/15/51	115	124,849
Port Authority of New York & New Jersey, Refunding ARB, 179th Series, 5.00%, 12/01/38	245	276,892
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.25%, 01/01/56	210	236,195
State of New York Thruway Authority, Refunding RB, General:
2nd Highway & Bridge Trust, Series A, 5.00%, 04/01/32	250	278,103
Series H (AGM), 5.00%, 01/01/37	4,000	4,009,960
Series I, 5.00%, 01/01/37	1,325	1,451,339
Series I, 5.00%, 01/01/42	425	463,241
Series K, 5.00%, 01/01/32	750	852,405
Triborough Bridge & Tunnel Authority, RB, Series B, 5.00%, 11/15/40	280	318,660
Triborough Bridge & Tunnel Authority, Refunding RB:
General, CAB, Series B, 0.00%, 11/15/32(a)	635	382,365
General, MTA Bridges & Tunnels, Series C-2, 5.00%, 11/15/42	1,490	1,706,765
General, Remarketing, Series A, 5.00%, 11/15/34	1,000	1,118,240
General, Series A, 5.25%, 11/15/45	370	425,877
General, Series C, 5.00%, 11/15/18(b)	615	631,033
General, Series C, 5.00%, 11/15/38	385	394,240
Sub-Series A, 5.00%, 11/15/29	1,485	1,679,728

		23,994,645
Utilities — 13.8%
Albany Municipal Water Finance Authority, Refunding RB, Series A, 5.00%, 12/01/33	1,000	1,105,850
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2015, Series HH, 5.00%, 06/15/39	1,000	1,131,380
Series DD, 5.00%, 06/15/32	1,100	1,111,143

Security	Par (000)	Value
Utilities (continued)
County of Western Nassau New York Water Authority, RB, Series A, 5.00%, 04/01/40	$250	$276,632
Long Island Power Authority, RB, General, Electric Systems:
5.00%, 09/01/42	240	270,946
Series A (AGM), 5.00%, 05/01/21(b)	500	549,955
Series C (CIFG), 5.25%, 09/01/29	1,000	1,198,020
Long Island Power Authority, Refunding RB:
Electric System, Series B, 5.00%, 09/01/41	110	123,239
Electric System, Series B, 5.00%, 09/01/46	405	451,526
Electric Systems, Series A (AGC), 5.75%, 04/01/19(b)	1,690	1,767,233
General, Electric Systems, Series A (AGC), 6.00%, 05/01/19(b)	2,000	2,105,080
State of New York Environmental Facilities Corp., RB, Series B, Revolving Funds, Green Bonds, 5.00%, 09/15/40	635	726,262
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	1,000	1,104,640
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series E, 5.00%, 12/15/41	1,000	1,132,140

		13,054,046

Total Municipal Bonds — 122.4% (Cost — $110,536,193)		115,576,901

Municipal Bonds Transferred to Tender Option Bond Trusts(c) — 39.7%

New York — 39.7%
County/City/Special District/School District — 15.0%
City of New York New York, GO, Refunding, Series E, 5.00%, 08/01/29	1,000	1,160,625
City of New York New York, GO:
Sub-Series C-3 (AGC), 5.75%, 02/15/19(b)(d)	64	66,201
Sub-Series C-3 (AGC), 5.75%, 08/15/28(d)	936	974,689
Sub-Series G-1, 5.00%, 04/01/29	1,000	1,104,690
Sub-Series I-1, 5.00%, 03/01/36	250	281,871
Refunding Fiscal 2015, Series B, 4.00%, 08/01/32	1,790	1,883,474
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	500	570,885
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 02/15/47(d)	1,800	1,987,392
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,495	3,859,023
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 09/15/40	2,085	2,301,020

		14,189,870
Education — 2.3%
State of New York Dormitory Authority, RB, State University Dormitory Facilities, New York University, Series A, 5.00%, 07/01/35	1,999	2,184,291

State — 6.7%
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	2,475	2,706,545
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	990	1,144,265
4.00%, 10/15/32	1,500	1,624,065
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 03/15/41	750	813,851

		6,288,726

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Transportation — 3.0%
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	$735	$833,078
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 03/15/31	800	882,464
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series A, 5.00%, 11/15/46	1,000	1,124,305

		2,839,847
Utilities — 12.7%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 06/15/18(b)	114	115,246
5.75%, 06/15/40	381	385,387
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 06/15/32	2,249	2,455,511
Fiscal 2012, Series BB, 5.00%, 06/15/44	2,010	2,193,795
Series FF-2, 5.50%, 06/15/40	405	424,832
New York State Environmental Facilities Corp., Refunding RB, Subordinated SRF Bonds, Series 2016 A, 4.00%, 06/15/46	691	722,930
Utility Debt Securitization Authority, Refunding RB:
5.00%, 12/15/41	3,719	4,205,131
Restructuring, 5.00%, 12/15/36	1,006	1,159,835
Restructuring, Series B, 4.00%, 12/15/35	280	297,322

		11,959,989

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 39.7% (Cost — $35,917,793)		37,462,723

Total Long-Term Investments — 162.1% (Cost — $146,453,986)		153,039,624

Security	Shares	Value
Short-Term Securities — 0.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.94%(e)(f)	866,475	$866,562

Total Short-Term Securities — 0.9% (Cost — $866,515)		866,562

Total Investments — 163.0% (Cost — $147,320,501)		153,906,186
Other Assets Less Liabilities — 1.6%		1,563,196
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.9)%		(20,665,280)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (42.7)%		(40,386,989)

Net Assets Applicable to Common Shares — 100.0%		$94,417,113

(a)	Zero-coupon bond.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(d)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between September 6, 2018 to February 15, 2019, is $1,482,731. See Note 4 of the Notes to Financial Statements for details.
(e)	Annualized 7-day yield as of period end.

(f)	During the period ended February 28, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 08/31/17	Net Activity	Shares Held at 02/28/18	Value at 02/28/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,143,510	(277,035)	866,475	$866,562	$4,534	$(9)	$97

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	32	06/20/18	$3,842	$2,999
Long U.S. Treasury Bond	30	06/20/18	4,303	(17,860)
5-Year U.S. Treasury Note	21	06/29/18	2,393	3,897

				$(10,964)

50	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock New York Municipal Income Quality Trust (BSE)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$6,896	$—	$6,896

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$17,860	$—	$17,860

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended February 28, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$573,767	$—	$573,767

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$39,067	$—	$39,067

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$8,496,402

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2		Level 3		Total
Assets:
Investments:
Long-Term Investments(a)	$—		$153,039,624		$—	$153,039,624
Short-Term Securities	866,562		—		—	866,562

	$866,562		$153,039,624	$		$153,906,186

Derivative Financial Instruments (b)
Assets:
Interest rate contracts	$6,896		$—		$—	$6,896
Liabilities:
Interest rate contracts	(17,860)		—		—	(17,860)

	$(10,964)	$		$		$(10,964)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock New York Municipal Income Quality Trust (BSE)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1		Level 2	Level 3		Total
Liabilities:
TOB Trust Certificates		$—	$(20,604,151)		$—	$(20,604,151)
VRDP Shares at Liquidation Value		—	(40,500,000)		—	(40,500,000)

	$		$(61,104,151)	$		$(61,104,151)

During the six months ended February 28, 2018, there were no transfers between levels.

See notes to financial statements.

52	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) February 28, 2018	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 148.0%

New York — 144.1%
Corporate — 5.1%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 01/01/35(a)	$140	$150,277
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT:
5.00%, 07/01/22	350	384,633
5.00%, 07/01/28	330	353,829
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 09/01/32	200	205,078
County of Onondaga New York Industrial Development Agency, RB, Bristol-Meyers Squibb Co. Project, AMT, 5.75%, 03/01/24	500	590,285
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	1,270	1,559,928
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42(a)	625	625,388

		3,869,418
County/City/Special District/School District — 32.5%
City of New York New York, GO, Refunding:
Series A, 5.00%, 08/01/30	1,700	1,959,845
Series E, 5.50%, 08/01/25	965	1,124,003
Series E, 5.00%, 08/01/30	500	558,925
City of New York New York, GO:
Series A-1, 4.75%, 08/15/25	500	507,370
Series G-1, 6.25%, 12/15/31	5	5,192
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	690	778,313
Sub-Series G-1, 6.25%, 12/15/18(b)	245	254,251
Sub-Series I-1, 5.38%, 04/01/19(b)	120	124,938
Sub-Series I-1, 5.38%, 04/01/36	15	15,601
City of New York New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55(c)	1,000	203,320
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	1,445	1,624,411
5.00%, 11/15/45	2,340	2,618,647
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/42(c)	1,750	648,480
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/45(c)	500	160,230
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/35(c)	500	266,785
Queens Baseball Stadium (AGC), 6.38%, 01/01/39	100	103,802
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/39	500	503,870
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/46	400	402,648
Yankee Stadium Project (NPFGC), 4.75%, 03/01/46	400	400,600
Yankee Stadium Project (NPFGC), 5.00%, 03/01/46	500	502,830
City of Syracuse New York, GO, Airport Terminal Security & Access, Series A, AMT (AGM), 4.75%, 11/01/31	500	529,770
County of Erie New York Fiscal Stability Authority, RB, Sales Tax and State Aid Secured Refunding Bonds, Series D:
5.00%, 09/01/35	45	52,552
5.00%, 09/01/36	40	46,605
5.00%, 09/01/37	45	52,309
5.00%, 09/01/38	70	81,244
5.00%, 09/01/39	55	63,736

Security	Par (000)	Value
County/City/Special District/School District (continued)
County of Nassau New York, GO, Refunding Series B, 5.00%, 04/01/32	$335	$382,751
Haverstraw-Stony Point Central School District, GO, Refunding, 5.00%, 10/15/36	120	134,497
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	960	1,069,143
5.75%, 02/15/47	590	645,655
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
2nd Indenture, 5.00%, 02/15/45	565	636,586
Fiscal 2017, 5.00%, 02/15/42	700	791,000
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 07/15/47	1,400	1,500,128
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	500	534,585
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	200	218,474
4 World Trade Center Project, 5.00%, 11/15/31	1,000	1,100,510
4 World Trade Center Project, 5.00%, 11/15/44	1,250	1,361,200
7 World Trade Center Project, Class 2, 5.00%, 09/15/43	1,000	1,087,780
7 World Trade Center Project, Class 3, 5.00%, 03/15/44	690	732,904
World Trade Center Project, 5.75%, 11/15/51	670	753,093

		24,538,583
Education — 26.2%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/20(b)	275	295,798
Build NYC Resource Corp., Refunding RB:
City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 06/01/38	250	279,488
Manhattan College Project, 5.00%, 08/01/35	215	243,064
City of New York New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 01/01/39	500	512,995
City of New York New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 07/01/37	440	496,597
Carnegie Hall, 4.75%, 12/01/39	700	731,269
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
Series A, 5.13%, 09/01/40	1,000	1,055,210
Series B, 4.00%, 08/01/35	190	194,794
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 06/01/19(b)	500	527,110
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Series A:
Buffalo State College Foundation Housing Corp. Project, 5.38%, 10/01/41	280	306,771
The Charter School for Applied Technologies Project, 5.00%, 06/01/35	100	105,523
County of Cattaraugus New York, RB, St. Bonaventure University Project, 5.00%, 05/01/39	125	135,688
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 07/01/42	165	187,930
4.00%, 07/01/46	310	318,255
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 07/01/21(b)	1,000	1,106,390
County of Monroe New York Industrial Development Corp., Refunding RB:
Nazareth College of Rochester Project, 4.00%, 10/01/47	50	48,711
University of Rochester Project, Series A, 5.00%, 07/01/23(b)	240	276,228

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Education (continued)
County of Monroe New York Industrial Development Corp., Refunding RB (continued):
University of Rochester Project, Series D, 4.00%, 07/01/43	$215	$221,755
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 03/01/20(b)	350	371,301
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project:
6.00%, 09/01/34	150	168,816
5.38%, 09/01/41	650	714,499
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 01/01/21(b)	450	497,579
Geneva Development Corp., Refunding RB, Hobart & William Smith Colleges, 5.25%, 09/01/44	400	448,528
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	500	554,430
Education, Series B, 5.75%, 03/15/19(b)	300	313,407
Fordham University, Series A, 5.50%, 07/01/21(b)	150	167,601
State University Dormitory Facilities, Series A, 5.00%, 07/01/19(b)	250	261,413
State University Dormitory Facilities, Series A, 5.00%, 07/01/41	670	730,360
Touro College & University System, Series A, 5.25%, 01/01/34	1,200	1,319,688
University of Rochester, Series A, 5.13%, 07/01/19(b)	215	224,875
University of Rochester, Series A, 5.13%, 07/01/39	35	36,570
State of New York Dormitory Authority, Refunding RB:
Barnard College, Series A, 5.00%, 07/01/34	150	170,556
Brooklyn Law School, 5.75%, 07/01/33	250	260,123
Fordham University, 5.00%, 07/01/44	640	711,718
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	685	758,836
New York University, Series A, 5.00%, 07/01/37	600	669,804
Skidmore College, Series A, 5.25%, 07/01/29	200	220,836
Skidmore College, Series A, 5.25%, 07/01/31	300	330,948
State University Dormitory Facilities, Series A, 5.25%, 07/01/30	1,220	1,398,230
State University Dormitory Facilities, Series A, 5.25%, 07/01/32	700	801,129
State University Dormitory Facilities, Series A, 5.00%, 07/01/46	310	352,014
Teachers College, 5.50%, 03/01/19(b)	650	676,032
Town of Hempstead New York Local Development Corp., Refunding RB:
Adelphi University Project, 5.00%, 10/01/35	210	236,510
Hofstra University Project, 4.00%, 07/01/37	220	226,208
Hofstra University Project, 5.00%, 07/01/47	100	111,848

		19,777,435
Health — 14.8%
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B, 4.00%, 07/01/41	185	188,408
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 07/01/40	300	326,631
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	210	210,116
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	200	199,086
5.00%, 12/01/46	320	349,626

Security	Par (000)	Value
Health (continued)
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project (continued):
Series A, 5.00%, 12/01/32	$180	$194,861
Series A, 5.00%, 12/01/37	250	268,577
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	1,425	1,567,300
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	150	164,096
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	895	955,663
Series B, 6.00%, 11/01/20(b)	130	144,387
Series B, 6.00%, 11/01/30	20	21,738
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project, 5.00%, 01/01/34	500	536,720
State of New York Dormitory Authority, RB, Series A(b):
Healthcare, 5.00%, 03/15/19	500	518,500
New York State Association for Retarded Children, Inc., 6.00%, 07/01/19	250	264,520
New York University Hospitals Center, 5.75%, 07/01/20	425	464,669
State of New York Dormitory Authority, Refunding RB:
General Purpose, Series A, 5.00%, 02/15/42	250	282,105
Memorial Sloan-Kettering Cancer Center, Series 1, 4.00%, 07/01/37	50	52,790
Memorial Sloan-Kettering Cancer Center, Series 1, 5.00%, 07/01/42	370	420,464
Miriam Osborn Memorial Home Association, 5.00%, 07/01/29	130	134,501
Mount Sinai Hospital, Series A, 5.00%, 07/01/26	500	532,125
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(b)	1,000	1,098,290
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(b)	750	823,717
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/43	860	947,522
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 05/01/33	500	518,495

		11,184,907
Housing — 5.2%
City of New York New York Housing Development Corp., RB, M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 07/01/32	915	1,010,938
5.00%, 07/01/33	400	435,420
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 02/15/48	500	515,665
County of Onondaga New York Trust for Cultural Resources, Refunding RB, Abby Lane Housing Corporation Project, 5.00%, 05/01/40	265	291,988
State of New York HFA, RB:
Affordable Housing, Series E (SONYMA), 4.15%, 11/01/47	660	673,728
M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 02/15/39	970	973,482

		3,901,221
State — 12.8%
City of New York New York Transitional Finance Authority, Refunding RB, Fiscal 2018:
Series S-1, 5.00%, 07/15/35	205	235,736
Series S-2, 5.00%, 07/15/35	205	235,736

54	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
State (continued)
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2012, Sub-Series D-1, 5.00%, 11/01/38	$825	$903,119
Fiscal 2014, Sub-Series B-1, 5.00%, 11/01/36	340	384,118
Series A-2, 5.00%, 08/01/39	355	405,335
Sub-Series E-1, 5.00%, 02/01/38	750	852,713
Sub-Series F-1, 5.00%, 05/01/38	580	661,339
Sub-Series F-1, 5.00%, 05/01/39	245	278,942
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Sub-Series B-1, 5.00%, 11/15/31	750	852,465
State of New York, GO, Series A, 5.00%, 02/15/39	500	515,475
State of New York Dormitory Authority, RB:
General Purpose, Series B, 5.00%, 03/15/37	1,070	1,172,945
General Purpose, Series B, 5.00%, 03/15/42	1,000	1,093,790
General Purpose, Series C, 5.00%, 03/15/34	1,000	1,087,010
Series A, 5.00%, 03/15/36	350	400,950
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 03/15/30	500	561,065

		9,640,738
Tobacco — 3.8%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	400	412,268
Counties of New York Tobacco Trust VI, Refunding RB:
Settlement Pass-Through Turbo, Series C, 4.00%, 06/01/51	750	694,117
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	600	622,950
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 06/01/39	250	251,325
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 05/15/40	230	245,771
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	295	284,758
Westchester Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 5.13%, 06/01/51	355	362,444

		2,873,633
Transportation — 26.8%
Buffalo & Fort Erie Public Bridge Authority, RB, Toll Bridge System, 5.00%, 01/01/42	215	241,391
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/23(b)	270	316,586
Series C, 6.50%, 11/15/28	145	150,213
Series E, 5.00%, 11/15/38	1,000	1,119,090
Metropolitan Transportation Authority, Refunding RB:
Green Bonds, CAB, Series C-2, 0.00%, 11/15/39(c)	570	241,315
Green Bonds, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	500	527,560
Green Bonds, Series A-1, 5.25%, 11/15/56	250	282,280
Series B, 5.00%, 11/15/37	915	1,034,746
Series F, 5.00%, 11/15/30	1,500	1,674,525
Series F, 5.00%, 11/15/35	500	566,460
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	1,120	1,242,763
New York Liberty Development Corp., RB, World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	500	552,980
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 07/01/46	1,320	1,431,500
5.25%, 01/01/50	1,325	1,449,259
(AGM), 4.00%, 07/01/41	300	306,045

Security	Par (000)	Value
Transportation (continued)
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/31	$920	$974,041
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	1,000	1,096,790
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
177th Series, 4.00%, 01/15/43	480	486,134
178th Series, 5.00%, 12/01/43	430	474,355
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.25%, 01/01/56	305	343,046
State of New York Thruway Authority, Refunding RB, General:
Series I, 5.00%, 01/01/37	1,530	1,675,886
Series I, 5.00%, 01/01/42	1,030	1,122,679
Series J, 5.00%, 01/01/41	1,000	1,097,800
Triborough Bridge & Tunnel Authority, RB, Series B, 5.00%, 11/15/40	240	273,137
Triborough Bridge & Tunnel Authority, Refunding RB, General:
MTA Bridges & Tunnels, Series C-2, 5.00%, 11/15/42	505	578,467
Series A, 5.25%, 11/15/45	370	425,877
Series A, 5.00%, 11/15/50	500	559,855

		20,244,780
Utilities — 16.9%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 06/15/47	245	284,210
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 06/15/39	1,500	1,697,070
City of New York New York Water & Sewer System, RB, 2nd General Resolution, Fiscal 2017, Series DD, 5.00%, 06/15/47	270	305,629
Long Island Power Authority, RB, Electric Systems:
CAB, Series A (AGM), 0.00%, 06/01/28(c)	3,515	2,523,559
General, 5.00%, 09/01/42	200	225,788
General, Series C (CIFG), 5.25%, 09/01/29	1,000	1,198,020
Long Island Power Authority, Refunding RB, Electric System:
Series A, 5.50%, 04/01/19(b)	500	520,965
Series B, 5.00%, 09/01/41	75	84,026
Series B, 5.00%, 09/01/46	335	373,485
State of New York Environmental Facilities Corp., RB, Green Bond, Series C, 5.00%, 08/15/37	510	592,039
State of New York Environmental Facilities Corp., Refunding RB, New York City Municipal Water:
Revolving Funds, Series B, 5.00%, 06/15/36	350	383,575
State Clean Water & Drinking Water Revolving Finance Authority Projects, Series A, 5.00%, 06/15/37	1,500	1,513,890
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series E, 5.00%, 12/15/41	2,690	3,045,457

		12,747,713

Multi-State — 2.8%
Housing — 2.8%
Centerline Equity Issuer Trust(a)(d):
Series A-4-2, 6.00%, 10/31/19	1,000	1,046,490
Series B-3-2, 6.30%, 10/31/19	1,000	1,049,930

		2,096,420

Puerto Rico — 1.1%
Tobacco — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	900	838,683

Total Municipal Bonds — 148.0% (Cost — $105,564,513)		111,713,531

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds Transferred to Tender Option Bond Trusts (e) — 18.2%

New York — 18.2%
County/City/Special District/School District — 4.4%
City of New York New York, GO, Sub-Series I-1, 5.00%, 03/01/36	$500	$563,743
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	500	570,885
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	1,995	2,202,790

		3,337,418
Education — 0.8%
City of New York New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 08/01/33	510	571,670

State — 4.1%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 01/15/39	1,300	1,339,263
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	255	294,735
4.00%, 10/15/32	350	378,948
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 03/15/41	1,000	1,085,135

		3,098,081
Transportation — 3.3%
Port Authority of New York & New Jersey, Refunding ARB:
194th Series, 5.25%, 10/15/55	735	833,078
Consolidated, Series 169th, 5.00%, 10/15/26	1,000	1,092,460
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series A, 5.00%, 11/15/46	500	562,153

		2,487,691
Utilities — 5.6%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 06/15/18(b)	55	55,877
5.75%, 06/15/40	185	186,854
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 06/15/32	1,500	1,638,420
Fiscal 2012, Series BB, 5.00%, 06/15/44	1,005	1,096,898

Security	Par (000)	Value
Utilities (continued)
New York State Environmental Facilities Corp., Refunding RB, Subordinated SRF Bonds, Series 2016 A, 4.00%, 06/15/46	$992	$1,037,247
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series B, 4.00%, 12/15/35	190	201,754

		4,217,050

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 18.2% (Cost — $13,184,771)		13,711,910

Total Long-Term Investments — 166.2% (Cost — $118,749,284)		125,425,441

	Shares
Short-Term Securities — 0.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.94%(f)(g)	669,805	669,872

Total Short-Term Investments — 0.9% (Cost — $669,813)		669,872
Total Investments — 167.1% (Cost — $119,419,097)		126,095,313
Other Assets Less Liabilities — 1.9%		1,487,703
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.4)%		(7,840,313)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (58.6)%		(44,292,548)

Net Assets Applicable to Common Shares — 100.0%		$75,450,155

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.
(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(f)	Annualized 7-day yield as of period end.

(g)	During the period ended February 28, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 08/31/17	Net Activity	Shares Held at 02/28/18	Value at 02/28/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	604,604	65,201	669,805	$669,872	$4,029	$(24)	$59

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

56	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock New York Municipal Income Trust II (BFY)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	25	06/20/18	$3,001	$2,343
Long U.S. Treasury Bond	28	06/20/18	4,016	(16,647)
5-Year U.S. Treasury Note	15	06/29/18	1,709	2,749

				$(11,555)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$5,092	$—	$5,092

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$16,647	$—	$16,647

(a)	Includes cumulative appreciation (depreciation) on futures if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended February 28, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$480,542	$—	$480,542

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$28,442	$—	$28,442

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$6,980,051

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock New York Municipal Income Trust II (BFY)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$125,425,441	$—	$125,425,441
Short-Term Securities	669,872	—	—	669,872

	$669,872	$125,425,441	$—	$126,095,313

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$5,092	$—	$—	$5,092
Liabilities:
Interest rate contracts	(16,647)	—	—	(16,647)

	$(11,555)	$—	$—	$(11,555)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(7,816,903)	$—	$(7,816,903)
VRDP Shares at Liquidation Value	—	(44,400,000)	—	(44,400,000)

	$—	$(52,216,903)	$—	$(52,216,903)

During the six months ended February 28, 2018, there were no transfers between levels.

See notes to financial statements.

58	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) February 28, 2018	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 131.7%

Virginia — 120.5%
Corporate — 2.1%
County of Chesterfield Virginia EDA, RB, Virginia Electric Power Co. Project, Series A, AMT, 5.60%, 11/01/31	$500	$501,295

County/City/Special District/School District — 25.4%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A, 5.38%, 03/01/36	250	260,588
Cherry Hill Virginia Community Development Authority, Special Assessment Bonds, Potomac Shores Project, 5.40%, 03/01/45(a)	250	255,695
City of Portsmouth Virginia, GO, Refunding Series D(b):
5.00%, 07/15/20	485	522,946
5.00%, 07/15/20	15	16,192
City of Suffolk Virginia, GO, Refunding, 5.00%, 06/01/21(b)	1,000	1,103,130
County of Fairfax Virginia EDA, RB, Silverline Phase I Project, 5.00%, 04/01/20(b)	1,000	1,069,080
County of Fairfax Virginia Redevelopment & Housing Authority, Refunding RB, Fairfax Redevelopment & Housing, 5.00%, 10/01/39	1,500	1,562,010
Dulles Town Center Community Development Authority, Refunding, Special Assessment, Dulles Town Center Project, 4.25%, 03/01/26	500	499,665
Lower Magnolia Green Community Development Authority, Special Assessment Bonds, 5.00%, 03/01/35(a)	245	249,194
Mosaic District Community Development Authority, Special Assessment, Series A, 6.88%, 03/01/36	250	270,405
State of Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18(b)	360	373,838

		6,182,743
Education — 22.0%
City of Norfolk Virginia, GO, Refunding(b):
5.00%, 08/01/23	465	533,917
5.00%, 08/01/23	35	40,284
County of Montgomery Virginia EDA, Refunding RB, Virginia Tech Foundation, Series A, 5.00%, 06/01/20(b)	355	381,856
Virginia College Building Authority, RB, Marymount University Project, Series B, 5.00%, 07/01/45(a)	100	104,997
Virginia College Building Authority, Refunding RB:
Liberty University Projects, 5.00%, 03/01/41	1,000	1,060,470
Marymount University Project, Series A, 5.00%, 07/01/45(a)	400	419,976
Washington & Lee University Project (NPFGC), 5.25%, 01/01/26	500	568,580
Washington & Lee University Project (NPFGC), 5.25%, 01/01/31	1,000	1,193,970
Virginia Small Business Financing Authority, RB, Roanoke College, 5.75%, 04/01/41	500	533,995
Virginia Small Business Financing Authority, Refunding RB, 4.00%, 10/01/38	500	513,090

		5,351,135
Health — 31.9%
City of Danville Virginia IDA, Refunding RB, Danville Regional Medical Center (AMBAC), 5.25%, 10/01/28(c)	1,000	1,131,730
County of Fairfax Virginia EDA, Refunding RB, Vinson Hall LLC, Series A, 5.00%, 12/01/42	500	521,760
County of Fairfax Virginia IDA, RB, Series A, 5.00%, 05/15/44	1,000	1,109,640
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A, 5.00%, 07/01/42	500	515,860
County of Henrico Virginia EDA, Refunding RB, United Methodist Homes, 4.25%, 06/01/26	145	149,830
Lexington Industrial Development Authority, RB, Series A, 5.00%, 01/01/42	690	744,089

Security	Par (000)	Value
Health (continued)
Roanoke Virginia EDA, Refunding RB:
Carilion Clinic Obligation Group, 5.00%, 07/01/30	$795	$861,502
Carilion Health System (AGM), 5.00%, 07/01/20(b)	5	5,385
Carilion Health System, Series B (AGM), 5.00%, 07/01/38	495	518,607
Winchester Virginia EDA, Refunding RB, Valley Health System Obligation:
5.00%, 01/01/44	1,000	1,089,900
Series A, 5.00%, 01/01/44	400	432,912
Winchester Virginia IDA, RB, Valley Health System Obligation, Series E, 5.63%, 01/01/19(b)	650	671,976

		7,753,191
Housing — 8.7%
Virginia HDA, RB, M/F Housing, Rental Housing:
Series A, 5.25%, 05/01/41	750	797,820
Series B, 5.63%, 06/01/39	1,000	1,043,640
Series F, 5.25%, 10/01/38	250	278,438

		2,119,898
State — 7.7%
Virginia College Building Authority, RB, Public Higher Education Financing Program, Series A, 5.00%, 09/01/18(b)	1,000	1,018,930
Virginia Public School Authority, RB, School Financing, 1997 Resolution, Series B(b):
5.25%, 08/01/18	400	406,712
4.00%, 08/01/21	405	434,508

		1,860,150
Tobacco — 3.2%
Tobacco Settlement Financing Corp., Refunding RB, Senior:
Convertible, Series B2, 5.20%, 06/01/46	500	492,310
Series B-1, 5.00%, 06/01/47	300	291,180

		783,490
Transportation — 19.0%
Capital Region Airport Commission, Refunding RB, Series A, 4.00%, 07/01/38	300	312,069
Hampton Roads Transportation Accountability Commission, RB, Series A, 5.00%, 07/01/42	100	114,893
Richmond Metropolitan Authority, Refunding RB, (NPFGC), 5.25%, 07/15/22	500	532,550
Virginia Port Authority, RB, 5.00%, 07/01/36	500	535,040
Virginia Resources Authority, RB, Series B:
5.00%, 11/01/18(b)	1,155	1,183,367
5.00%, 11/01/33	740	757,279
Virginia Small Business Financing Authority, RB, AMT:
Senior Lien, Elizabeth River Crossings OpCo LLC Project, 6.00%, 01/01/37	820	921,647
Transform 66 P3 Project, 5.00%, 12/31/52	250	268,485

		4,625,330
Utilities — 0.5%
Virginia Resources Authority, RB, 5.00%, 11/01/18(b)	105	107,579

District of Columbia — 9.9%
Metropolitan Washington Airports Authority, Refunding RB:
Dulles Toll Road, 1st Senior Lien, Series A, 5.00%, 10/01/39	290	302,772
Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	460	481,597
Series B, 5.00%, 10/01/29	1,000	1,051,720
Washington Metropolitan Area Transit Authority, RB, Series B, 5.00%, 07/01/42	500	570,780

		2,406,869

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Puerto Rico — 1.3%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	$335	$312,176

Total Municipal Bonds — 131.7% (Cost — $30,312,037)		32,003,856

Municipal Bonds Transferred to Tender Option Bond Trusts(d) — 31.9%

Virginia — 31.9%
Education — 12.5%
University of Virginia, Refunding RB, General, 5.00%, 06/01/18(b)	2,999	3,027,024

Health — 13.7%
County of Fairfax Virginia EDA, RB, Metrorail Parking System Project, 5.00%, 04/01/47(e)	2,000	2,272,920
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,000	1,056,285

		3,329,205
Transportation — 5.7%
Virginia Commonwealth Transportation Board, RB, Capital Projects, 5.00%, 05/15/21(b)	1,261	1,388,696

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.9% (Cost — $7,579,811)		7,744,925

Total Long-Term Investments — 163.6% (Cost — $37,891,848)		39,748,781

Security	Shares	Value
Short-Term Securities — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.94%(f)(g)	59,255	$59,261

Total Short-Term Securities — 0.2% (Cost — $59,261)		59,261

Total Investments — 163.8% (Cost — $37,951,109)		39,808,042
Other Assets Less Liabilities — 1.6%		413,610
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (17.9)%		(4,375,866)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (47.5)%		(11,537,219)

Net Assets Applicable to Common Shares — 100.0%		$24,308,567

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(e)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on October 1, 2024, is $1,051,389.
(f)	Annualized 7-day yield as of period end.

(g)	During the period ended February 28, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 08/31/17	Net Activity	Shares Held at 02/28/18	Value at 02/28/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	59,255	59,255	$59,261	$385	$4	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	4	06/20/18	$480	$375
Long U.S. Treasury Bond	4	06/20/18	574	(2,382)
5-Year U.S. Treasury Note	2	06/29/18	228	410

				$(1,597)

60	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Virginia Municipal Bond Trust (BHV)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$785	$—	$785

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$2,382	$—	$2,382

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended February 28, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$76,665	$—	$76,665

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$4,595	$—	$4,595

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$1,167,039

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$39,748,781	$—	$39,748,781
Short-Term Securities	59,261	—	—	59,261

	$59,261	$39,748,781	$—	$39,808,042

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$785	$—	$—	$785
Liabilities:
Interest rate contracts	(2,382)	—	—	(2,382)

	$(1,597)	$—	$—	$(1,597)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Virginia Municipal Bond Trust (BHV)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(4,360,368)	$—	$(4,360,368)
VRDP Shares at Liquidation Value	—	(11,600,000)	—	(11,600,000)

	$—	$(15,960,368)	$—	$(15,960,368)

During the six months ended February 28, 2018, there were no transfers between levels.

See notes to financial statements.

62	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

February 28, 2018

	BZM	MHE	MHN	BLJ

ASSETS
Investments at value — unaffiliated(a)	$48,604,734	$50,883,885	$748,038,871	$59,925,117
Investments at value — affiliated(b)	234,013	172,556	6,712,620	82,833
Cash	12,656	13,313	197,274	12,234
Cash pledged for futures contracts	39,350	42,050	589,850	34,900
Receivables:
Interest — unaffiliated	495,028	614,391	8,371,171	729,815
Dividends — affiliated	169	123	2,755	76
Investments sold	—	390,084	1,530,356	—
Prepaid expenses	13,307	11,018	14,134	3,853

Total assets	49,399,257	52,127,420	765,457,031	60,788,828

ACCRUED LIABILITIES
Payables:
Income dividends — Common Shares	98,648	125,637	1,572,167	143,167
Investment advisory fees	22,714	19,980	292,249	30,265
Variation margin on futures contracts	12,250	13,125	184,719	10,313
Trustees’ and Officer’s fees	11,964	710	239,510	11,156
Interest expense and fees	4,278	8,017	214,013	20,413
Investments purchased	—	—	1,099,537	—
Offering costs payable	—	—	—	15,315
Other accrued expenses	39,872	44,561	178,928	51,724

Total accrued liabilities	189,726	212,030	3,781,123	282,353

OTHER LIABILITIES
TOB Trust Certificates	2,134,375	1,635,858	70,007,186	6,015,711
Loan for TOB Trust Certificates	—	—	—	99,820
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	15,935,834	18,426,095	243,239,500	18,627,971

Total other liabilities	18,070,209	20,061,953	313,246,686	24,743,502

Total liabilities	18,259,935	20,273,983	317,027,809	25,025,855

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$31,139,322	$31,853,437	$448,429,222	$35,762,973

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$29,493,729	$29,330,486	$437,198,641	$33,004,414
Undistributed net investment income	253,817	122,575	1,497,147	260,312
Accumulated net realized loss	151,009	(273,763)	(19,598,166)	(448,978)
Net unrealized appreciation (depreciation)	1,240,767	2,674,139	29,331,600	2,947,225

Net Assets Applicable to Common Shareholders	$31,139,322	$31,853,437	$448,429,222	$35,762,973

Net asset value per Common Share	$14.96	$13.44	$14.40	$15.36

Shares authorized
(a) Investments at cost — unaffiliated	$47,359,020	$48,204,112	$718,638,774	$56,975,146
(b) Investments at cost — affiliated	$233,993	$172,547	$6,712,473	$82,833
(c) Preferred Shares outstanding:
Par value $0.001 per share	160	—	—	187
Par value $0.01 per share	—	185	—	—
Par value $0.10 per share	—	—	2,436	—
(d) Preferred Shares authorized	unlimited	unlimited	14,956	unlimited
(e) Par Value per Common Shares	$0.001	$0.010	$0.100	$0.001
(f) Common Shares outstanding	2,081,183	2,370,510	31,132,023	2,327,921
(g) Common Shares authorized	unlimited	unlimited	199,985,044	unlimited

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Assets and Liabilities  (unaudited) (continued)

February 28, 2018

	BQH	BSE	BFY	BHV

ASSETS
Investments at value — unaffiliated(a)	$70,741,596	$153,039,624	$125,425,441	$39,748,781
Investments at value — affiliated(b)	354,314	866,562	669,872	59,261
Cash	19,711	41,086	34,664	5,109
Cash pledged for futures contracts	61,350	119,300	103,400	15,950
Receivables:
Interest — unaffiliated	775,268	1,756,168	1,388,313	551,651
Dividends — affiliated	349	493	507	39
Investments sold	151,610	100,553	384,814	—
Prepaid expenses	34,884	37,603	46,983	3,225

Total assets	72,139,082	155,961,389	128,053,994	40,384,016

ACCRUED LIABILITIES
Payables:
Income dividends — Common Shares	165,206	303,164	305,300	100,944
Investment advisory fees	30,413	65,751	53,975	16,088
Variation margin on futures contracts	19,344	36,219	32,156	4,688
Trustees’ and Officer’s fees	12,021	11,489	13,734	8,935
Interest expense and fees	21,027	61,129	23,410	15,498
Other accrued expenses	57,646	75,384	65,813	31,709

Total accrued liabilities	305,657	553,136	494,388	177,862

OTHER LIABILITIES
TOB Trust Certificates	6,521,464	20,604,151	7,816,903	4,360,368
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	21,995,460	40,386,989	44,292,548	11,537,219

Total other liabilities	28,516,924	60,991,140	52,109,451	15,897,587

Total liabilities	28,822,581	61,544,276	52,603,839	16,075,449

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$43,316,501	$94,417,113	$75,450,155	$24,308,567

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$39,699,290	$90,805,577	$70,249,553	$22,869,818
Undistributed net investment income	294,392	155,014	539,706	181,769
Accumulated net realized loss	(975,931)	(3,118,199)	(2,003,765)	(598,356)
Net unrealized appreciation (depreciation)	4,298,750	6,574,721	6,664,661	1,855,336

Net Assets Applicable to Common Shareholders	$43,316,501	$94,417,113	$75,450,155	$24,308,567

Net asset value per Common Share	$15.47	$14.48	$15.08	$15.17

(a) Investments at cost — unaffiliated	$66,434,876	$146,453,986	$118,749,284	$37,891,848
(b) Investments at cost — affiliated	$354,281	$866,515	$669,813	$59,261
(c) Preferred Shares outstanding:
Par value $0.001 per share	221	405	444	116
(d) Preferred Shares authorized	unlimited	unlimited	unlimited	unlimited
(e) Par Value per Common Shares	$0.001	$0.001	$0.001	$0.001
(f) Common Shares outstanding	2,800,105	6,519,660	5,004,922	1,602,282
(g) Common Shares authorized	unlimited	unlimited	unlimited	unlimited

See notes to financial statements.

64	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended February 28, 2018

	BZM	MHE	. MHN	BLJ

INVESTMENT INCOME
Interest — unaffiliated	$976,690	$1,060,852	$14,832,534	$1,348,121
Dividends — affiliated	587	948	21,656	161

Total investment income	977,277	1,061,800	14,854,190	1,348,282

EXPENSES
Investment advisory	160,560	130,590	2,109,412	197,889
Liquidity fees	57,463	—	12,303	—
Professional	21,212	19,540	58,126	22,809
Transfer agent	7,578	7,987	16,270	7,805
Remarketing fees on Preferred Shares	5,631	—	12,080	—
Accounting services	5,109	5,390	50,657	5,791
Printing	2,703	2,875	5,792	2,893
Custodian	1,780	1,584	16,971	1,656
Trustees and Officer	1,583	1,642	23,401	1,811
Registration	333	379	4,112	372
Reorganization costs	—	—	—	109,738
Rating agency	14,476	14,480	20,358	14,480
Miscellaneous	6,107	4,684	17,978	7,648

Total expenses excluding interest expense, fees and amortization of offering costs	284,535	189,151	2,347,460	372,892
Interest expense, fees and amortization of offering costs(a)	118,588	189,171	2,925,176	231,480

Total expenses	403,123	378,322	5,272,636	604,372
Less fees waived and/or reimbursed by the Manager	(12,405)	(111)	(182,348)	(22)

Total expenses after fees waived and/or reimbursed	390,718	378,211	5,090,288	604,350

Net investment income	586,559	683,589	9,763,902	743,932

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	56,899	(22,107)	584,350	(6,052)
Investments — affiliated	(31)	(182)	(2,033)	(5)
Futures contracts	196,398	196,782	2,789,691	231,953
Capital gain distributions from investment companies — affiliated	33	95	1,870	—

	253,299	174,588	3,373,878	225,896

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(925,716)	(1,391,120)	(19,519,861)	(1,177,942)
Investments — affiliated	20	48	197	—
Futures contracts	7,386	6,826	165,663	12,524

	(918,310)	(1,384,246)	(19,354,001)	(1,165,418)

Net realized and unrealized loss	(665,011)	(1,209,658)	(15,980,123)	(939,522)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(78,452)	$(526,069)	$(6,216,221)	$(195,590)

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Operations  (unaudited) (continued)

Six Months Ended February 28, 2018

	BQH	BSE	BFY	BHV

INVESTMENT INCOME
Interest — unaffiliated	$1,412,167	$2,960,204	$2,579,330	$$885,227
Dividends — affiliated	2,507	4,534	4,029	385

Total investment income	1,414,674	2,964,738	2,583,359	885,612

EXPENSES
Investment advisory	235,876	430,816	353,912	131,437
Liquidity fees	—	—	—	42,062
Professional	22,975	27,496	25,306	16,076
Transfer agent	7,767	9,414	8,363	7,456
Remarketing fees on Preferred Shares	—	—	—	4,083
Accounting services	6,852	14,282	8,656	1,840
Printing	3,036	3,394	3,228	2,724
Custodian	2,360	4,138	3,797	1,407
Trustees and Officer	2,286	4,904	3,928	1,265
Registration	3,222	3,222	799	256
Rating agency	20,129	20,147	20,151	14,472
Miscellaneous	9,798	10,710	10,655	5,871

Total expenses excluding interest expense, fees and amortization of offering costs	314,301	528,523	438,795	228,949
Interest expense, fees and amortization of offering costs(a)	271,282	568,100	496,343	107,543

Total expenses	585,583	1,096,623	935,138	336,492
Less fees waived and/or reimbursed by the Manager	(36,537)	(497)	(421)	(26,332)

Total expenses after fees waived and/or reimbursed	549,046	1,096,126	934,717	310,160

Net investment income	865,628	1,868,612	1,648,642	575,452

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	58,822	43,746	102,311	175,894
Investments — affiliated	(264)	(321)	(321)	—
Futures contracts	273,365	573,767	480,542	76,665
Capital gain distributions from investment companies — affiliated	229	312	297	4

	332,152	617,504	582,829	252,563

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(2,018,879)	(4,257,398)	(3,623,272)	(1,124,120)
Investments — affiliated	33	97	59	—
Futures contracts	15,615	39,067	28,442	4,595

	(2,003,231)	(4,218,234)	(3,594,771)	(1,119,525)

Net realized and unrealized loss	(1,671,079)	(3,600,730)	(3,011,942)	(866,962)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(805,451)	$(1,732,118)	$(1,363,300)	$(291,510)

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

66	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BZM		MHE
	Six Months Ended 02/28/18 (unaudited)	Year Ended 08/31/17	Six Months Ended 02/28/18 (unaudited)	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$586,559	$1,220,727	$683,589	$1,458,297
Net realized gain (loss)	253,299	94,503	174,588	(15,349)
Net change in unrealized appreciation (depreciation)	(918,310)	(1,470,250)	(1,384,246)	(1,620,354)

Net decrease in net assets applicable to Common Shareholders resulting from operations	(78,452)	(155,020)	(526,069)	(177,406)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(592,442)	(1,183,544)	(753,656)	(1,506,359)
From net realized gain	(83,044)	—	—	—

Decrease in net assets resulting from distributions to shareholders	(675,486)	(1,183,544)	(753,656)	(1,506,359)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	30,246	17,798	26,673

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(753,938)	(1,308,318)	(1,261,927)	(1,657,092)
Beginning of period	31,893,260	33,201,578	33,115,364	34,772,456

End of period	$31,139,322	$31,893,260	$31,853,437	$33,115,364

Undistributed net investment income, end of period	$253,817	$259,700	$122,575	$192,642

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Changes in Net Assets  (continued)

	MHN		BLJ
	Six Months Ended 02/28/18 (unaudited)	Year Ended 08/31/17	Six Months Ended 02/28/18 (unaudited)	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$9,763,902	$21,343,909	$743,932	$1,741,974
Net realized gain	3,373,878	2,216,818	225,896	250,501
Net change in unrealized appreciation (depreciation)	(19,354,001)	(25,369,660)	(1,165,418)	(2,314,253)

Net decrease in net assets applicable to Common Shareholders resulting from operations	(6,216,221)	(1,808,933)	(195,590)	(321,778)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(10,172,201)	(21,691,673)	(859,003)	(1,839,286)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	—	20,051

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(16,388,422)	(23,500,606)	(1,054,593)	(2,141,013)
Beginning of period	464,817,644	488,318,250	36,817,566	38,958,579

End of period	$448,429,222	$464,817,644	$35,762,973	$36,817,566

Undistributed net investment income, end of period	$1,497,147	$1,905,446	$260,312	$375,383

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

68	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BQH		BSE
	Six Months Ended 02/28/18 (unaudited)	Year Ended 08/31/17	Six Months Ended 02/28/18 (unaudited)	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$865,628	$1,876,649	$1,868,612	$4,108,641
Net realized gain	332,152	285,329	617,504	534,682
Net change in unrealized appreciation (depreciation)	(2,003,231)	(2,647,715)	(4,218,234)	(5,787,817)

Net decrease in net assets applicable to Common Shareholders resulting from operations	(805,451)	(485,737)	(1,732,118)	(1,144,494)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(991,237)	(1,982,474)	(1,926,560)	(4,075,779)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(1,796,688)	(2,468,211)	(3,658,678)	(5,220,273)
Beginning of period	45,113,189	47,581,400	98,075,791	103,296,064

End of period	$43,316,501	$45,113,189	$94,417,113	$98,075,791

Undistributed net investment income, end of period	$294,392	$420,001	$155,014	$212,962

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Changes in Net Assets  (continued)

	BFY		BHV
	Six Months Ended 02/28/18 (unaudited)	Year Ended 08/31/17	Six Months Ended 02/28/18 (unaudited)	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$1,648,642	$3,573,037	$575,452	$1,246,653
Net realized gain	582,829	204,867	252,563	88,117
Net change in unrealized appreciation (depreciation)	(3,594,771)	(4,281,706)	(1,119,525)	(1,426,601)

Net decrease in net assets applicable to Common Shareholders resulting from operations	(1,363,300)	(503,802)	(291,510)	(91,831)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(1,831,785)	(3,813,493)	(639,999)	(1,209,228)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	4,281	31,711	24,550	54,508

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(3,190,804)	(4,285,584)	(906,959)	(1,246,551)
Beginning of period	78,640,959	82,926,543	25,215,526	26,462,077

End of period	$75,450,155	$78,640,959	$24,308,567	$25,215,526

Undistributed net investment income, end of period	$539,706	$722,849	$181,769	$246,316

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

70	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (unaudited)

Six Months Ended February 28, 2018

	BZM	MHE	MHN	BLJ

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(78,452)	$(526,069)	$(6,216,221)	$(195,590)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	1,755,509	3,015,914	45,459,178	2,678,835
Purchases of long-term investments	(1,582,184)	(4,183,226)	(46,220,323)	(1,469,910)
Net (purchases) sales of short-term securities	(234,025)	671,671	(3,454,460)	(82,825)
Amortization of premium and accretion of discount on investments and other fees	114,677	127,765	2,250,857	27,643
Net realized (gain) loss on investments	(56,868)	22,289	(582,317)	6,057
Net unrealized loss on investments	925,696	1,391,072	19,519,664	1,177,942
(Increase) Decrease in Assets:
Cash pledged for futures contracts	16,000	11,000	179,000	26,000
Receivables:
Interest — unaffiliated	(3,978)	21,912	(114,139)	(11,470)
Dividends — affiliated	(168)	324	(725)	(29)
Prepaid expenses	(720)	13,122	15,330	13,176
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(2,734)	(2,435)	(40,203)	(3,457)
Interest expense and fees	1,268	1,680	50,912	6,929
Trustees’ and Officer’s fees	58	66	(7,353)	46
Variation margin on futures contracts	3,750	4,992	66,851	1,297
Other accrued expenses	(15,673)	(13,711)	2,916	(13,347)

Net cash provided by operating activities	842,156	556,366	10,908,967	2,161,297

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash payments for offering costs	—	—	—	15,315
Proceeds from TOB Trust Certificates	—	215,000	—	391,195
Proceeds from Loan for TOB Trust Certificates	—	—	—	491,015
Repayments of Loan for TOB Trust Certificates	—	—	—	(391,195)
Repayments of TOB Trust Certificates	—	—	—	(491,015)
Cash dividends paid to Common Shareholders	(675,486)	(735,790)	(10,405,691)	(859,003)
Decrease in bank overdraft	(155,520)	(23,917)	(313,660)	(1,306,844)
Amortization of deferred offering costs	1,506	1,654	7,658	1,469

Net cash used for financing activities	(829,500)	(543,053)	(10,711,693)	(2,149,063)

CASH
Net increase in cash	12,656	13,313	197,274	12,234
Cash at beginning of period	—	—	—	—

Cash at end of period	$12,656	$13,313	$197,274	$12,234

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$115,814	$185,837	$2,866,606	$223,082

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$—	$17,798	$—	$—

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Cash Flows  (unaudited) (continued)

Six Months Ended February 28, 2018

	BQH	BSE	BFY	BHV

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(805,451)	$(1,732,118)	$(1,363,300)	$(291,510)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	2,650,533	9,226,484	7,639,795	4,327,467
Purchases of long-term investments	(2,813,912)	(10,460,198)	(8,088,819)	(4,133,300)
Net (purchases) sales of short-term securities	(129,218)	277,067	(65,348)	(59,255)
Amortization of premium and accretion of discount on investments and other fees	156,872	495,733	245,312	64,660
Net realized (gain) loss on investments	(58,558)	(43,425)	(101,990)	(175,894)
Net unrealized loss on investments	2,018,846	4,257,301	3,623,213	1,124,120
(Increase) Decrease in Assets:
Cash pledged for futures contracts	13,000	41,000	28,000	9,000
Receivables:
Interest — unaffiliated	(15,885)	(43,989)	(19,677)	25,343
Dividends — affiliated	(176)	87	(131)	(32)
Prepaid expenses	22,413	21,525	17,063	13,574
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(3,931)	(8,373)	(6,964)	(2,076)
Interest expense and fees	5,317	15,675	6,142	4,170
Trustees’ and Officer’s fees	133	231	185	68
Variation margin on futures contracts	7,633	12,094	11,867	1,047
Other accrued expenses	(10,542)	(7,756)	(8,225)	(10,664)

Net cash provided by operating activities	1,037,074	2,051,338	1,917,123	896,718

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(991,237)	(1,962,418)	(1,827,488)	(615,355)
Decrease in bank overdraft	(29,018)	(50,934)	(58,110)	(277,536)
Amortization of deferred offering costs	2,892	3,100	3,139	1,282

Net cash used for financing activities	(1,017,363)	(2,010,252)	(1,882,459)	(891,609)

CASH
Net increase in cash	19,711	41,086	34,664	5,109
Cash at beginning of period	—	—	—	—

Cash at end of period	$19,711	$41,086	$34,664	$5,109

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$263,073	$549,325	$487,062	$102,091

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$—	$—	$4,281	$24,550

See notes to financial statements.

72	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BZM
	Six Months Ended 02/28/2018 (unaudited)		Year Ended August 31,
			2017		2016		2015		2014	2013
Net asset value, beginning of period	$15.32		$15.97		$14.96		$15.20		$13.33	$15.60

Net investment income(a)	0.28		0.59		0.61		0.63		0.70	0.72
Net realized and unrealized gain (loss)	(0.32)		(0.67)		1.02		(0.19)		1.90	(2.23)

Net increase (decrease) from investment operations	(0.04)		(0.08)		1.63		0.44		2.60	(1.51)

Distributions to Common Shareholders(b)
From net investment income	(0.28)		(0.57)		(0.62)		(0.68)		(0.73)	(0.76)
From net realized gain	(0.04)		—		—		—		—	—

Total distribution	(0.32)		(0.57)		(0.62)		(0.68)		(0.73)	(0.76)

Net asset value, end of period	$14.96		$15.32		$15.97		$14.96		$15.20	$13.33

Market price, end of period	$13.32		$14.29		$16.06		$14.44		$14.59	$12.66

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(0.02	)%(d)	(0.31)%		11.15%		3.07%		20.39%	(10.24)%

Based on market price	(4.57	)%(d)	(7.53)%		15.80%		3.64%		21.68%	(27.84)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.57	%(e)	2.35%		2.10%		1.96%		2.00%	2.04%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.49	%(e)	2.27%		2.02%		1.88%		1.92%	2.02%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	1.73	%(e)(g)	1.75	%(g)	1.83	%(g)	1.41	%(g)	1.34%	1.41%

Net investment income to Common Shareholders	3.73	%(e)	3.87%		3.98%		4.19%		4.88%	4.73%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$31,139		$31,893		$33,202		$31,073		$31,535	$27,642

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$16,000		$16,000		$16,000		$16,000		$16,000	$16,000

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$294,621		$299,333		$307,510		$294,207		$297,091	$272,765

Borrowings outstanding, end of period (000)	$2,134		$2,134		$1,500		$1,500		$1,500	$1,500

Portfolio turnover rate	3%		12%		11%		18%		15%	11%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	For the six months ended February 28, 2018 and years ended August 31, 2017, August 31, 2016 and August 31, 2015, the total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were 1.32%, 1.31%, 1.39% and 1.33%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MHE
	Six Months Ended 02/28/18 (unaudited)		Year Ended August 31,
			2017		2016		2015	2014	2013
Net asset value, beginning of period	$13.98		$14.69		$13.89		$14.02	$12.34	$14.35

Net investment income(a)	0.29		0.62		0.65		0.68	0.69	0.71
Net realized and unrealized gain (loss)	(0.51)		(0.69)		0.83		(0.10)	1.74	(1.97)

Net increase (decrease) from investment operations	(0.22)		(0.07)		1.48		0.58	2.43	(1.26)

Distributions to Common Shareholders from net investment income(b)	(0.32)		(0.64)		(0.68)		(0.71)	(0.75)	(0.75)

Net asset value, end of period	$13.44		$13.98		$14.69		$13.89	$14.02	$12.34

Market price, end of period	$13.62		$14.00		$15.32		$13.26	$13.75	$11.91

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(1.61	)%(d)	(0.34)%		11.01%		4.25%	20.47%	(9.27)%

Based on market price	(0.44	)%(d)	(4.30)%		21.27%		1.47%	22.42%	(15.72)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.33	%(e)	2.17%		1.77%		1.71%	1.78%	1.77%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.33	%(e)	2.17%		1.77%		1.71%	1.78%	1.77%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	1.17	%(e)	1.18	%(g)	1.15	%(g)	1.15%	1.16%	1.12%

Net investment income to Common Shareholders	4.22	%(e)	4.44%		4.53%		4.82%	5.22%	5.06%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$31,853		$33,115		$34,772		$32,864	$33,139	$29,163

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$18,500		$18,500		$18,500		$18,500	$18,500	$18,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$272,181		$279,002		$287,959		$277,646	$279,130	$257,637

Borrowings outstanding, end of period (000)	$1,636		$1,421		$751		$—	$—	$1,840

Portfolio turnover rate	6%		18%		30%		8%	14%	11%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	For the years ended August 31, 2017 and August 31, 2016, the total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were 1.18% and 1.15%, respectively.

See notes to financial statements.

74	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MHN
	Six Months Ended 02/28/18 (unaudited)		Year Ended August 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.93		$15.69	$14.81	$14.98	$13.14	$15.64

Net investment income(a)	0.31		0.69	0.75	0.80	0.83	0.87
Net realized and unrealized gain (loss)	(0.51)		(0.75)	0.91	(0.15)	1.88	(2.45)

Net increase (decrease) from investment operations	(0.20)		(0.06)	1.66	0.65	2.71	(1.58)

Distributions to Common Shareholders from net investment income(b)	(0.33)		(0.70)	(0.78)	(0.82)	(0.87)	(0.92)

Net asset value, end of period	$14.40		$14.93	$15.69	$14.81	$14.98	$13.14

Market price, end of period	$12.75		$14.36	$15.04	$13.65	$13.64	$12.65

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(1.20	)%(d)	0.04%	11.63%	4.88%	21.74%	(10.59)%

Based on market price	(9.04	)%(d)	0.37%	16.10%	6.16%	15.15%	(15.12)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.31	%(e)	2.13%	1.68%	1.58%	1.66%	1.75%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.23	%(e)	2.05%	1.62%	1.52%	1.59%	1.67%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)(g)	0.95	%(e)	0.96%	0.95%	0.95%	1.22%	1.36%

Net investment income to Common Shareholders	4.28	%(e)	4.65%	4.91%	5.35%	5.86%	5.73%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$448,429		$464,818	$488,318	$461,159	$466,412	$408,935

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$243,600		$243,600	$243,600	$243,600	$243,600	$243,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$284,084		$290,812	$300,459	$289,310	$291,466	$267,871

Borrowings outstanding, end of period (000)	$70,007		$70,007	$76,443	$53,308	$51,890	$64,658

Portfolio turnover rate	6%		17%	13%	19%	16%	18%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	For the six months ended February 28, 2018 and the years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013, the total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.94%, 0.95%, 0.94%, 0.94%, 0.95% and 0.95%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BLJ
	Six Months Ended 02/28/2018 (unaudited)		Year Ended August 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.82		$16.74	$15.65	$16.29	$14.13	$16.67

Net investment income(a)	0.32		0.75	0.81	0.82	0.87	0.88
Net realized and unrealized gain (loss)	(0.41)		(0.88)	1.11	(0.59)	2.18	(2.54)

Net increase (decrease) from investment operations	(0.09)		(0.13)	1.92	0.23	3.05	(1.66)

Distributions to Common Shareholders from net investment income(b)	(0.37)		(0.79)	(0.83)	(0.87)	(0.89)	(0.88)

Net asset value, end of period	$15.36		$15.82	$16.74	$15.65	$16.29	$14.13

Market price, end of period	$13.85		$15.04	$17.40	$13.99	$14.68	$13.54

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(0.43	)%(d)	(0.45)%	12.80%	1.74%	22.83%	(10.43)%

Based on market price	(5.56	)%(d)	(8.95)%	31.16%	0.93%	15.51%	(14.12)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	3.33	%(e)	2.48%	2.07%	1.98%	2.05%	2.10%

Total expenses after fees waived and/or reimbursed and paid indirectly	3.33	%(e)	2.48%	2.07%	1.98%	2.05%	2.10%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	2.06	%(e)	1.43%	1.41%	1.39%	1.42%	1.45%

Net investment income to Common Shareholders	4.10	%(e)	4.80%	5.03%	5.07%	5.74%	5.39%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$35,763		$36,818	$38,959	$36,376	$37,868	$32,841

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$18,700		$18,700	$18,700	$18,700	$18,700	$18,700

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$291,246		$296,885	$308,335	$294,526	$302,505	$275,620

Borrowings outstanding, end of period (000)	$6,016		$6,116	$4,776	$4,520	$4,520	$4,520

Portfolio turnover rate	2%		7%	6%	13%	16%	8%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

76	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BQH
	Six Months Ended 02/28/18 (unaudited)		Year Ended August 31,
			2017	2016		2015		2014		2013
Net asset value, beginning of period	$16.11		$16.99	$15.75		$15.77		$13.32		$16.53

Net investment income(a)	0.31		0.67	0.71		0.74		0.79		0.84
Net realized and unrealized gain (loss)	(0.60)		(0.84)	1.27		0.03		2.46		(3.00)

Net increase (decrease) from investment operations	(0.29)		(0.17)	1.98		0.77		3.25		(2.16)

Distributions to Common Shareholders(b)
From net investment income	(0.35)		(0.71)	(0.74)		(0.79)		(0.80)		(0.83)
From net realized gain	—		—	—		—		—		(0.22)

Total distributions	(0.35)		(0.71)	(0.74)		(0.79)		(0.80)		(1.05)

Net asset value, end of period	$15.47		$16.11	$16.99		$15.75		$15.77		$13.32

Market price, end of period	$13.51		$14.55	$15.70		$13.66		$13.86		$12.45

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(1.59	)%(d)	(0.47)%	13.22%		5.57%		25.66%		(13.83)%

Based on market price	(4.85	)%(d)	(2.73)%	20.63%		4.18%		18.16%		(19.61)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.65	%(e)	2.44%	2.10%		2.08%		2.23%		2.26%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.48	%(e)	2.28%	2.07%		2.07%		2.23%		2.26%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	1.26	%(e)	1.24%	1.48	%(g)	1.91	%(g)	2.02	%(g)	1.96	%(g)

Net investment income to Common Shareholders	3.92	%(e)	4.21%	4.31%		4.68%		5.45%		5.26%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$43,317		$45,113	$47,581		$44,111		$44,158		$37,302

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$22,100		$22,100	$22,100		$22,100		$22,100		$22,100

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$296,002		$304,132	$315,300		$299,597		$299,812		$268,789

Borrowings outstanding, end of period (000)	$6,521		$6,521	$6,381		$5,070		$4,900		$4,775

Portfolio turnover rate	4%		17%	13%		22%		18%		18%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	For the years ended August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013, the total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.41%, 1.41%, 1.46% and 1.47%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BSE
	Six Months Ended 02/28/18 (unaudited)		Year Ended August 31,
			2017	2016		2015		2014		2013
Net asset value, beginning of period	$15.04		$15.84	$14.81		$14.92		$12.92		$15.51

Net investment income(a)	0.29		0.63	0.68		0.70		0.72		0.78
Net realized and unrealized gain (loss)	(0.55)		(0.80)	1.03		(0.08)		2.05		(2.54)

Net increase (decrease) from investment operations	(0.26)		(0.17)	1.71		0.62		2.77		(1.76)

Distributions to Common Shareholders from net investment income(b)	(0.30)		(0.63)	(0.68)		(0.73)		(0.77)		(0.83)

Net asset value, end of period	$14.48		$15.04	$15.84		$14.81		$14.92		$12.92

Market price, end of period	$12.77		$13.55	$14.84		$12.99		$13.16		$12.05

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(1.54	)%(d)	(0.55)%	12.22%		4.88%		22.65%		(11.80)%

Based on market price	(3.62	)%(d)	(4.36)%	19.87%		4.29%		15.99%		(18.94)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.28	%(e)	2.10%	1.76%		1.70%		1.75%		1.79%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.28	%(e)	2.09%	1.75%		1.70%		1.75%		1.78%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	1.10	%(e)	1.10%	1.17	%(g)	1.51	%(g)	1.55	%(g)	1.51	%(g)

Net investment income to Common Shareholders	3.89	%(e)	4.23%	4.40%		4.72%		5.18%		5.20%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$94,417		$98,076	$103,296		$96,587		$97,276		$84,262

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$40,500		$40,500	$40,500		$40,500		$40,500		$40,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$333,129		$342,162	$355,052		$338,486		$340,188		$308,055

Borrowings outstanding, end of period (000)	$20,604		$20,604	$21,873		$18,091		$17,431		$17,054

Portfolio turnover rate	6%		13%	8%		20%		24%		25%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	For the years ended August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013, the total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.12%, 1.09%, 1.09% and 1.09%, respectively.

See notes to financial statements.

78	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BFY
	Six Months Ended 02/28/18 (unaudited)		Year Ended August 31,
			2017	2016		2015		2014		2013
Net asset value, beginning of period	$15.71		$16.58	$15.57		$15.66		$13.36		$16.09

Net investment income(a)	0.33		0.71	0.78		0.82		0.84		0.89
Net realized and unrealized gain (loss)	(0.59)		(0.82)	1.06		(0.07)		2.30		(2.73)

Net increase (decrease) from investment operations	(0.26)		(0.11)	1.84		0.75		3.14		(1.84)

Distributions to Common Shareholders from net investment income(b)	(0.37)		(0.76)	(0.83)		(0.84)		(0.84)		(0.89)

Net asset value, end of period	$15.08		$15.71	$16.58		$15.57		$15.66		$13.36

Market price, end of period	$13.76		$15.51	$17.01		$14.16		$14.02		$12.56

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(1.60	)%(d)	(0.37)%	12.24%		5.33%		24.75%		(12.01)%

Based on market price	(9.06	)%(d)	(4.13)%	26.61%		7.00%		18.80%		(20.82)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.43	%(e)	2.21%	1.86%		1.83%		1.96%		1.97%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.43	%(e)	2.21%	1.85%		1.83%		1.95%		1.97%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	1.14	%(e)	1.12%	1.23	%(g)	1.69	%(g)	1.78	%(g)	1.71	%(g)

Net investment income to Common Shareholders	4.29	%(e)	4.60%	4.83%		5.25%		5.76%		5.68%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$75,450		$78,641	$82,927		$77,854		$78,304		$66,772

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$44,400		$44,400	$44,400		$44,400		$44,400		$44,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$269,933		$277,119	$286,771		$275,347		$276,360		$250,387

Borrowings outstanding, end of period (000)	$7,817		$7,817	$8,061		$5,895		$5,725		$5,198

Portfolio turnover rate	6%		14%	17%		20%		21%		30%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	For the years ended August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013, the total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.16%, 1.13%, 1.15% and 1.14%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BHV
	Six Months Ended 02/28/2018 (unaudited)		Year Ended August 31,
			2017		2016		2015		2014	2013
Net asset value, beginning of period	$15.75		$16.56		$15.90		$15.95		$14.03	$16.74

Net investment income(a)	0.36		0.78		0.81		0.81		0.83	0.84
Net realized and unrealized gain (loss)	(0.54)		(0.83)		0.66		(0.01)		1.95	(2.64)

Net increase (decrease) from investment operations	(0.18)		(0.05)		1.47		0.80		2.78	(1.80)

Distributions to Common Shareholders from net investment income(b)	(0.40)		(0.76)		(0.81)		(0.85)		(0.86)	(0.91)

Net asset value, end of period	$15.17		$15.75		$16.56		$15.90		$15.95	$14.03

Market price, end of period	$15.91		$18.68		$19.14		$16.70		$16.35	$14.91

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(1.28	)%(d)	(0.44)%		9.05%		5.02%		20.31%	(11.96)%

Based on market price	(12.70	)%(d)	2.17%		20.00%		7.61%		16.06%	(20.01)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.73	%(e)	2.46%		2.16%		1.98%		2.01%	2.18%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.52	%(e)	2.25%		1.95%		1.77%		1.96%	2.18%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	1.65	%(e)(g)	1.61	%(g)	1.70	%(g)	1.30	%(g)	1.38%	1.58%

Net investment income to Common Shareholders	4.68	%(e)	4.95%		5.00%		5.08%		5.52%	5.18%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$24,309		$25,216		$26,462		$25,336		$25,373	$22,256

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$11,600		$11,600		$11,600		$11,600		$11,600	$11,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$309,557		$317,375		$328,121		$318,414		$318,733	$291,862

Borrowings outstanding, end of period (000)	$4,360		$4,360		$3,860		$3,019		$3,019	$3,019

Portfolio turnover rate	10%		10%		6%		9%		11%	8%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	For the six months ended February 28, 2018 and the years ended August 31, 2017, August 31, 2016 and August 31, 2015, the total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.27%, 1.22%, 1.30% and 1.23%, respectively.

See notes to financial statements.

80	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Maryland Municipal Bond Trust	BZM	Delaware	Non-diversified
BlackRock Massachusetts Tax-Exempt Trust	MHE	Massachusetts	Non-diversified
BlackRock MuniHoldings New York Quality Fund, Inc.	MHN	Maryland	Non-diversified
BlackRock New Jersey Municipal Bond Trust	BLJ	Delaware	Non-diversified
BlackRock New York Municipal Bond Trust	BQH	Delaware	Diversified
BlackRock New York Municipal Income Quality Trust	BSE	Delaware	Non-diversified
BlackRock New York Municipal Income Trust II	BFY	Delaware	Non-diversified
BlackRock Virginia Municipal Bond Trust	BHV	Delaware	Non-diversified

The Board of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income are recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in the trustees’ and officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Trusts’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements  (unaudited) (continued)

retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•	Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

82	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a trust may be required to pay more at settlement than the security is worth. In addition, a trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain trusts leverage their assets through the use of “TOB Trust” transactions. The trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating trusts that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a trust provide the trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a trust has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a trust, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a trust to borrow money for purposes of making investments. MHE’s management believes that the trust’s restrictions on borrowings do not apply to the trust’s TOB Trust transactions. Each trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a trust. A trust typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
BZM	$11,467	$2,782	$1,087	$15,336
MHE	8,010	3,196	992	12,198
MHN	376,052	157,141	55,968	589,161
BLJ	33,681	12,192	6,925	52,798
BQH	35,178	14,663	5,451	55,292
BSE	110,216	49,023	15,241	174,480
BFY	41,981	18,333	4,765	65,079
BHV	23,073	10,443	2,609	36,125

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements  (unaudited) (continued)

For the six months ended February 28, 2018, the following table is a summary of each Trust’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BZM	$4,464,130	$2,134,375	1.12% - 1.13%	$2,134,375	1.45%
MHE	2,591,820	1,635,858	1.11 - 1.13	1,498,067	1.64
MHN	133,575,624	70,007,186	1.11 - 1.24	70,007,186	1.70
BLJ	11,174,653	6,015,711	1.09 - 1.29	6,086,883	1.74
BQH	11,126,789	6,521,464	1.11 - 1.24	6,521,464	1.71
BSE	37,462,723	20,604,151	1.11 - 1.24	20,604,151	1.71
BFY	13,711,910	7,816,903	1.11 - 1.24	7,816,903	1.68
BHV	7,744,925	4,360,368	1.11 - 1.12	4,360,368	1.67

(a)	The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.
(b)	TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a trust invests in a TOB Trust on a recourse basis, the trust enters into a reimbursement agreement with the Liquidity Provider where a trust is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a trust invests in a recourse TOB Trust, a trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a trust at February 28, 2018, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed a trust at February 28, 2018.

For the six months ended February 28, 2018, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

	Loan Outstanding at Period End	Interest Rate on Loan at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
BLJ	$99,820	0.25%	$28,648	0.75%

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional value of the contract at the time it was opened and the notional value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

84	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For such services, each Trust, except for MHE and MHN, pays the Manager a monthly fee, at an annual rate equal to a percentage of each Trust’s average weekly managed assets. For such services, MHE and MHN each pays the Manager a monthly fee, at an annual rate equal to a percentage of each Trust’s average daily net assets. The Trusts pay their respective fees based on the following annual rates:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Investment advisory fee	0.65%	0.50%	0.55%	0.65%	0.65%	0.55%	0.55%	0.65%

For purposes of calculating these fees, “net assets” mean the total assets of each Trust minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Trust’s NAV. For purposes of calculating these fees, “managed assets” mean the total assets of the Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

Expense Limitations and Waivers: With respect to BZM, BQH and BHV, the Manager voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Trust’s business (“expense limitation”). The expense limitations as a percentage of average weekly managed assets are as follows:

	BZM	BQH	BHV
Fee waived	0.05%	0.10%	0.13%

The Manager, for MHN, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended February 28, 2018, waivers were as follows:

	BZM	MHN	BQH	BHV
Amounts waived	$12,351	$180,057	$36,289	$26,287

With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended February 28, 2018, the amounts waived were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Amounts waived	$54	$111	$2,291	$22	$248	$497	$421	$45

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2018. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended February 28, 2018, there were no fees waived by the Manager.

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended February 28, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Purchases	$1,582,184	$3,101,138	$45,468,577	$1,469,910	$2,634,774	$10,066,046	$7,784,257	$4,133,300
Sales	1,755,509	3,405,998	46,548,946	2,678,835	2,659,774	9,327,037	7,982,665	4,327,467

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended August 31, 2017. The statutes of limitations on each Trust’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of February 28, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements  (unaudited) (continued)

As of August 31, 2017, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
No expiration date(a)	$—	$421,253	$17,199,043	$408,671	$1,190,209	$1,862,742	$1,545,537	$770,865
2018	—	32,672	3,861,956	—	—	1,544,362	357,549	—
2019	8,953	74	673,531	—	—	—	255,001	51,866

	$8,953	$453,999	$21,734,530	$408,671	$1,190,209	$3,407,104	$2,158,087	$822,731

(a)	Must be utilized prior to losses subject to expiration.

As of February 28, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Tax cost	$45,456,673	$46,734,491	$655,366,874	$51,062,720	$60,311,535	$126,892,721	$111,607,509	$33,604,187

Gross unrealized appreciation	$1,409,561	$2,894,445	$32,714,086	$3,594,351	$4,631,754	$7,192,808	$7,214,771	$1,907,141
Gross unrealized depreciation	(166,829)	(213,996)	(3,405,299)	(767,398)	(376,846)	(794,458)	(555,425)	(65,251)

Net unrealized appreciation	$1,242,732	$2,680,449	$29,308,787	$2,826,953	$4,254,908	$6,398,350	$6,659,346	$1,841,890

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trust’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

86	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: Each Trust invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject each Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trusts’ portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, BZM and BHV invested a significant portion of their assets in securities in the health sector. MHE invested a significant portion of its assets in securities in the education sector. MHN and BLJ invested a significant portion of their assets in securities in the transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

10.	CAPITAL SHARE TRANSACTIONS

Each Trust, except for MHN, is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. MHN is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001, except for MHE and MHN, which is $0.01 and $0.10, respectively. The par value for each Trust’s Preferred Shares outstanding is $0.001, except for MHE and MHN, which is $0.01 and $0.10 respectively. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	BZM	MHE	BLJ	BFY	BHV
Six months ended February 28, 2018	—	1,287	—	273	1,483
Year ended August 31, 2017	1,922	1,915	1,212	1,924	3,295

For the six months ended February 28, 2018 and the year ended August 31, 2017, shares issued and outstanding remained constant for MHN, BQH and BSE.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of a Trust. The 1940 Act prohibits the declaration of any dividend on a Trust’s Common Shares or the repurchase of a Trust’s Common Shares if a Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Trust’s Preferred Shares or repurchasing such shares if a Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees to the Board of each Trust. The holders of Preferred Shares are also entitled to elect the full Board of Directors if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

The VRDP Trusts have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in privately negotiated offerings. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and VRDP Shares of certain Trusts are currently in a special rate period, each as described below.

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements  (unaudited) (continued)

As of period end, the VRDP Shares outstanding of each Trust were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BZM	06/14/12	160	$16,000,000	07/01/42
MHE	06/14/12	185	18,500,000	07/01/42
MHN	06/30/11	2,436	243,600,000	07/01/41
BLJ	06/14/12	187	18,700,000	07/01/42
BQH	09/15/11	221	22,100,000	10/01/41
BSE	09/15/11	405	40,500,000	10/01/41
BFY	09/15/11	444	44,400,000	10/01/41
BHV	06/14/12	116	11,600,000	07/01/42

Redemption Terms: Each VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, each Trust is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of each Trust. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: Each Trust entered into a fee agreement with the liquidity provider that requires an upfront commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between each Trust and the liquidity provider is set to expire, unless renewed or terminated in advance, as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Expiration Date	07/05/18	07/05/18	04/15/20	07/05/18	10/22/18	10/22/18	10/22/18	07/05/18

In the event a Trust’s fee agreement is not renewed or is terminated in advance, and that Trust does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, the Trust is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance the Trust will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: MHE, MHN, BLJ, BQH, BSE and BFY may incur remarketing fees of 0.10% on the aggregate principal amount of the Trust’s VRDP Shares and BZM and BHV may incur remarketing fees of 0.07% on the aggregate principal amount of the Trust’s VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), the VRDP Trusts may incur no remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa2 for BZM, BQH, MHN, BLJ, BSE, BFY and BHV and Aa3 for MHE from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For the six months ended February 28, 2018, the annualized dividend rates for the VRDP Shares were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Rate	1.26%	1.88%	1.90%	1.88%	1.92%	1.92%	1.92%	1.20%

Ratings: The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. As of period end, the short-term ratings of the liquidity provider and the VRDP Shares for BZM and BHV were P1/F1 as rated by Moody’s, Fitch and/or S&P, respectively, which is within the two highest rating categories.

Special Rate Period: Upon issuance of the VRDP Shares on June 14, 2012, MHE and BLJ commenced a three-year term ending June 24, 2015 (“special rate period”) with respect to their VRDP Shares. The special rate period for MHE and BLJ has been extended each year for an additional one-year term and is currently scheduled to expire on June 20, 2018.

On April 17, 2014, MHN commenced a three-year special rate period ending April 19, 2017 with respect to its VRDP Shares. The special rate period for MHN was extended for an additional three-year term and is currently scheduled to expire on April 15, 2020.

88	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

On October 22, 2015, BQH, BSE and BFY commenced a three-year special rate period ending April 18, 2018 with respect to their VRDP Shares. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares for BQH, BSE and BFY were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period. The special rate period for BQH, BSE and BFY has been extended each year for an additional one-year term and is currently scheduled to expire on April 17, 2019.

Prior to their respective expiration date, a Trust and the holders of their VRDP Shares may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

During the special rate period, the liquidity and fee agreements will remain in effect and the VRDP Shares will remain subject to mandatory redemption by the Trusts on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, the Trusts will be required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. The Trusts will not pay any fees to the liquidity provider and remarketing agent during the special rate period, except MHN which pays 0.01%. The Trusts will also pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If the Trusts redeem the VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the six months ended February 28, 2018, VRDP Shares issued and outstanding of each Trust remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
BZM	$101,746	$1,506
MHE	175,319	1,654
MHN	2,328,357	7,658
BLJ	177,213	1,469
BQH	213,098	2,892
BSE	390,520	3,100
BFY	428,125	3,139
BHV	70,136	1,282

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

At a joint special shareholder meeting held on March 28, 2018, the shareholders of BLJ, BlackRock New Jersey Municipal Income Trust and BlackRock MuniYield New Jersey Fund, Inc. approved the reorganizations, which are expected to occur on or about June 8, 2018.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements  (unaudited) (continued)

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
BZM	$0.0474	$0.0474	VRDP	W-7	$19,603
MHE	0.0440	0.0440	VRDP	W-7	34,390
MHN	0.0505	0.0505	VRDP	W-7	454,364
BLJ	0.0615	0.0615	VRDP	W-7	34,761
BQH	0.0460	0.0460	VRDP	W-7	41,609
BSE	0.0465	0.0465	VRDP	W-7	76,251
BFY	0.0490	0.0490	VRDP	W-7	83,594
BHV	0.0630	0.0630	VRDP	W-7	14,213

(a)	Net investment income dividend paid on April 2, 2018 to Common Shareholders of record on March 15, 2018.
(b)	Net investment income dividend declared on April 2, 2018, payable to Common Shareholders of record on April 16, 2018.
(c)	Dividends declared for period March 1, 2018 to March 31, 2018.

90	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Richard E. Cavanagh, Chair of the Board and Trustee

Karen P. Robards, Vice Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective December 31, 2017, Jerrold B. Harris retired as a Trustee of the Trusts.

Effective February 16, 2018, Barbara G. Novick resigned, and Robert Fairbairn was appointed, as an interested Trustee of the Trusts.

Investment Adviser	VRDP Liquidity Providers
BlackRock Advisors, LLC	Bank of America, N.A.(a)
Wilmington, DE 19809	New York, NY 10036

Accounting Agent and Custodian	Citibank, N.A.(b)
State Street Bank and Trust Company	New York, NY 10179
Boston, MA 02111

Transfer Agent	Barclays Bank PLC.(c)
Computershare Trust Company, N.A.	New York, NY 10019
Canton, MA 02021

VRDP Tender and Paying Agent	Independent Registered Public Accounting Firm
The Bank of New York Mellon	Deloitte & Touche LLP
New York, NY 10289	Boston, MA 02116

VRDP Remarketing Agent	Legal Counsel
Merrill Lynch, Pierce, Fenner & Smith Incorporated(a)	Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036	Boston, MA 02116

Citigroup Global Markets, Inc.(b)	Address of the Trusts
New York, NY 10179	100 Bellevue Parkway
Wilmington, DE 19809

Barclays Capital, Inc.(c)
New York, NY 10019

(a)	For MHN.
(b)	For BZM, MHE, BLJ and BHV.
(c)	For BQH, BSE and BFY.

TRUSTEE AND OFFICER INFORMATION	91

Additional Information

Proxy Results

At a joint special meeting of shareholders of BlackRock New Jersey Municipal Bond Trust (the “Trust”) held on Wednesday, March 28, 2018, Trust shareholders were asked to vote on the following proposals:

Common and Preferred Shareholders

Proposal 1(A). The common and preferred shareholders of the Trust were asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between the Trust and BlackRock MuniYield New Jersey Fund, Inc. and the transactions contemplated therein, including the termination of the Trust’s registration under the 1940 Act and the dissolution of the Trust in accordance with its Agreement and Declaration of Trust and Delaware law.

With respect to Proposal 1(A), the shares of the Trust were voted as follows:

For	Against	Abstain
1,167,949	38,146	56,092

Preferred Shareholders

Proposal 1(B). The preferred shareholders of the Trust were asked to vote as a separate class on a proposal to approve an Agreement and Plan of Reorganization between the Trust and BlackRock MuniYield New Jersey Fund, Inc. and the transactions contemplated therein, including the termination of the Trust’s registration under the 1940 Act and the dissolution of the Trust under Delaware law.

With respect to Proposal 1(B), the shares of the Trust were voted as follows:

For	Against	Abstain
187	—	—

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts, may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

92	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	93

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
BARB	Building Aid Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
BOCES	Board of Cooperative Educational Services
CAB	Capital Appreciation Bonds
CIFG	CIFG Assurance North America, Inc.
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
FHA	Federal Housing Administration
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
IDA	Industrial Development Authority
LRB	Lease Revenue Bonds
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
PILOT	Payment in Lieu of Taxes
RB	Revenue Bonds
S/F	Single-Family
SONYMA	State of New York Mortgage Agency
SRF	State Revolving Fund
Syncora	Syncora Guarantee

94	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-STMUNI-8-2/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –

Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –

Portfolio Managers of Closed-End Management Investment Companies

(a)  Not Applicable to this semi-annual report.

(b)  As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

2

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings New York Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings New York Quality Fund, Inc.

Date: May 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings New York Quality Fund, Inc.

Date: May 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings New York Quality Fund, Inc.

Date: May 4, 2018

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